                                                                EXHIBIT 10.25(a)


                      SCHEDULED AIRLINE OPERATING AGREEMENT
                                       AND
                             TERMINAL BUILDING LEASE

                                       FOR

                        CHARLESTON INTERNATIONAL AIRPORT

                                 BY AND BETWEEN

                      CHARLESTON COUNTY AVIATION AUTHORITY

                                       AND

                            AIR SOUTH AIRLINES, INC.
                            ------------------------

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

                                TABLE OF CONTENTS

ARTICLE AND SECTION                                                                                                 PAGE

ARTICLE 1
    Definitions........................................................................................................2

ARTICLE 2
    Term...............................................................................................................8

ARTICLE 3 ASSIGNED AREA
    Section 3.01 Terminal Facilities ..................................................................................9
    Section 3.02 Aircraft Parking Positions............................................................................9
    Section 3.03 Relocation of Concourse Facilities ..................................................................10
    Section 3.04 Accommodation of Preferential Use Space .............................................................10

ARTICLE 4 USES AND PRIVILEGES
    Section 4.01 Use of the Airport ..................................................................................12
    Section 4.02 Scope of Privileges .................................................................................12
    Section 4.03 Purchasing...........................................................................................14
    Section 4.04 Signage..............................................................................................14
    Section 4.05 Employees' Parking Facilities .......................................................................14
    Section 4.06 Access ..............................................................................................15

ARTICLE 5 GENERAL USE OF ASSIGNED AREA
    Section 5.01 Non-Interference with Utility Systems................................................................16
    Section 5.02 Duty to Report Malfunctions .........................................................................16
    Section 5.03 Hazardous Materials .................................................................................16
    Section 5.04 Deprivation of Public Use............................................................................17
    Section 5.05 Interference with Use by Others .....................................................................17
    Section 5.06 Creation of Safety Hazards ..........................................................................17
    Section 5.07 Creation of Nuisance.................................................................................18
    Section 5.08 Release of Noxious Gases.............................................................................18
    Section 5.09 Use of Area for Lodgings.............................................................................18
    Section 5.10 Trash and Garbage ...................................................................................18
    Section 5.11 Airport Operations ..................................................................................18
    Section 5.12 Reserved Rights and Privileges ......................................................................19
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CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

ARTICLE 6 IMPROVEMENTS, ALTERATIONS, AND REPAIRS
    Section 6.01 Authority Capital Improvements ....................................................................20
    Section 6.02 M.I.I. Consideration of Capital Improvements ......................................................20
    Section 6.03 Accounting Treatment of Capital Improvements.......................................................21
    Section 6.04 Improvements, Alterations, and Repairs.............................................................22
    Section 6.05 Design of Improvements.............................................................................22
    Section 6.06 Architectural Requirements ........................................................................23
    Section 6.07 Construction of Improvements ......................................................................23
    Section 6.08 Completion of Improvements ........................................................................23
    Section 6.09 Easements on Assigned Area.........................................................................24
    Section 6.10 Title to Improvements and Alterations..............................................................24
    Section 6.11 Removal............................................................................................25
    Section 6.12 Liens..............................................................................................25

ARTICLE 7 RENTALS, CHARGES AND FEES
    Section 7.01 Monthly Activity Report............................................................................26
    Section 7.02 Terminal Rentals...................................................................................27
    Section 7.03 Landing Fee .......................................................................................28
    Section 7.04 Apron Fees.........................................................................................28
    Section 7.05 Other Fees and Charges ............................................................................29
    Section 7.06 Payment Provision/Interest on Overdue Amounts......................................................29
    Section 7.07 Net Agreement......................................................................................29
    Section 7.08 Passenger Facility Charge..........................................................................30
    Section 7.09 No Other Fees and Charges .........................................................................30

ARTICLE 8 RECALCULATIONS OF RENTALS, FEES, AND CHARGES
    Section 8.01 General............................................................................................31
    Section 8.02 Accounting Records.................................................................................31
    Section 8.03 Coordination Procedures--Budget Review and Calculation of Rentals
            Fees and Charges .......................................................................................31
    Section 8.04 Calculation of Terminal Building Area Rental Rates ................................................32
    Section 8.05 Calculation of Apron Fee Rate .....................................................................35
    Section 8.06 Extraordinary Adjustments of Terminal Building Space Rental Rates and
            Apron Fee Rate .........................................................................................36

ARTICLE 9 AUTHORIZING LEGISLATION FOR SALE OF BONDS
    Section 9.01 General............................................................................................37
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CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

ARTICLE 10 MAINTENANCE AND OPERATIONS OF AIRPORT
    Section 10.01 General...........................................................................................38
    Section 10.02 Terminal Building.................................................................................38
    Section 10.03 Authority's Right to Inspect and Make Repairs ....................................................39
    Section lO.04 Pollution Control.................................................................................40

ARTICLE 11 DAMAGE OR DESTRUCTION OF PREMISES
    Section 11.01 Damage or Destruction ............................................................................42

ARTICLE 12 INSURANCE AND INDEMNIFICATION
    Section 12.01 Insurance.........................................................................................43
    Section 12.02 Indemnification...................................................................................44
    Section l2.03 Non-Liability of Authority........................................................................45

ARTICLE 13 ASSIGNMENT OR TRANSFER
    Section 13.01 General ..........................................................................................46
    Section 13.02 Relinquishment of Space ..........................................................................46
    Section 13.03 Mergers ..........................................................................................46
    Section 13.04 Bankruptcy........................................................................................47
    Section 13.05 Consent to Assignment, Transfer, or Conveyance....................................................47

ARTICLE 14 DEFAULTS
    Section 14.01 Default...........................................................................................49
    Section 14.02 Attorney Fees ....................................................................................49

ARTICLE 15 TERMINATION
    Section 15.01 Events Permitting Termination by Airline..........................................................50
    Section 15.02 Events Permitting Termination by Authority .......................................................50
    Section 15.03 Survival of Airline's Obligation .................................................................51
    Section 15.04 Surrender of Assigned Area........................................................................51
    Section 15.05 Environmental Contamination.......................................................................52

ARTICLE 16 GENERAL PROVISIONS
    Section 16.01 Non-Discrimination................................................................................53
    Section 16.02 Granting of More Favorable Terms .................................................................53
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CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

    Section 16.03 Federal Aviation Act, Section 308.......................................................54
    Section 16.04 Subordination to Agreements with the United States Government...........................54
    Section 16.05 Rules, Regulations, and Ordinances......................................................54
    Section 16.06 Compliance with Law.....................................................................55
    Section 16.07 Governing Laws .........................................................................55
    Section 16.08 Nonwaiver of Rights.....................................................................55
    Section 16.09 Agent for Service of Process............................................................56
    Section 16.10 Waiver of Claims .......................................................................56
    Section 16.11 Notices ................................................................................56
    Section 16.12 Headings ...............................................................................57
    Section 16.13 Severability ...........................................................................57
    Section 16.14 Incorporation of Exhibits ..............................................................57
    Section 16.15 Incorporation of Required Provisions ...................................................58
    Section 16.16 Consent of the Parties .................................................................58
    Section 16.17 Nonliability of Agents and Employees....................................................58
    Section 16.18 Successor and Assigns Bound ............................................................58
    Section 16.19 Time of Essence ........................................................................58
    Section l6.20 Prudent Operation.......................................................................58
    Section 16.21 Quiet Enjoyment.........................................................................58
    Section 16.22 Entire Agreement .......................................................................59

CERTIFICATE OF SECRETARY .................................................................................61

OPINION OF ATTORNEY.......................................................................................62

EXHIBITS

A   Airport Layout Cost Center Plan .....................................................................A-1
B   Premises in Terminal Building .......................................................................B-1
C   Preferential Use Gate Assignment Plan ...............................................................C-1
D   Illustrative Calculation of Airline Rentals, Fees, and Charges ......................................D-1
E   Operation and Maintenance Responsibilities Chart ....................................................E-1

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

                        CHARLESTON INTERNATIONAL AIRPORT
                      SCHEDULED AIRLINE OPERATING AGREEMENT
                           AND TERMINAL BUILDING LEASE

       This Scheduled Airline Operating Agreement and Terminal Building Lease (hereinafter referred to as "Agreement"), entered into this 1st of October,. 1996, by and between the Charleston County Aviation Authority (hereinafter called "AUTHORITY"), as the governing body of the Charleston County Airport District, a body politic and corporate, existing under and by virtue of the laws of the State of South Carolina, and AIR SOUTH AIRLINES, INC. a (sole proprietorship, partnership, or corporation), organized and existing under the laws of the State of DELAWARE, (hereinafter called "AIRLINE"), having its principal offices at 1800 ST. JULIAN PLACE - 4TH FLOOR COLUMBIA, SC 29204

                                  WITNESSETH:

       WHEREAS, AUTHORITY is owner and operator of Charleston International Airport (hereinafter called "Airport") located in Charleston County, South Carolina contiguous to Charleston Air Force Base (hereinafter called "Charleston AFB"); and

       WHEREAS, under the terms of the instrument entitled "Agreement Between the Charleston County Aviation Authority, Charleston, South Carolina and The United States Air Force, (USAF), Charleston Air Force Base, S.C., on Joint Use of Charleston Air Force Base" hereinafter referred to as the "Joint Use Agreement", AUTHORITY has secured certain rights for the use of the flying field and necessary appurtenances of Charleston AFB by civil aircraft; and

       WHEREAS, AIRLINE is engaged in the business of scheduled transportation by air of persons, property, mail and/or cargo and desires to use certain areas and facilities owned by the AUTHORITY and acquire from AUTHORITY certain rights and privileges in connection with its use of Airport; and

       WHEREAS, AUTHORITY has the right to permit use of property on the Airport upon the terms and conditions hereinafter set forth and has full power and authority to enter into this Agreement in respect thereof; and

       NOW, THEREFORE, for and in consideration of the mutual covenants, agreements, and conditions contained herein, the parties hereto agree as follows:

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

                                    ARTICLE 1
                                   DEFINITIONS

SECTION 1.01--DEFINITIONS

       The following words and phrases, wherever used in this Agreement shall, for the purpose of this Agreement, have the following meaning:

       1. "Act" means Act No. 1235 of the Acts and Joint Resolutions of the General Assembly of the State of South Carolina, Regular Session of 1970, as amended.

       2. "Agreement" means this Scheduled Airline Operating Agreement and Terminal Building Lease between the AUTHORITY and AIRLINE, as the same may be amended or supplemented from time to time pursuant to the terms hereof.

       3. "Airline" means the scheduled air carrier executing this Agreement.

       4. "Air Transportation Company" shall mean a company engaged in the business of scheduled or nonscheduled commercial transportation by air of persons, property, mail, and/or cargo.

       5. "Airport" means the land areas contiguous to Charleston AFB which are now or hereafter owned, leased, or acquired and operated by AUTHORITY and referred to collectively as Charleston International Airport, the approximate boundaries of which are more particularly shown on Exhibit "A", attached hereto.

       6. "Airport Cost Centers" means cost areas to be used in accounting for Airport Revenues and expenses, and for calculating and adjusting certain rates, fees, and charges described herein and, as more particularly described below:

              a) "Airfield Area" means the flying field at Charleston AFB (including runways, taxiways, approach and clear zones, safety areas, infield areas, together with all associated landing and navigational aids) owned, operated, and maintained by the USAF, as it now exists or hereafter may be modified, changed or developed, which provides for the landing and takeoff, taxiing, and other operations of military and civil aircraft, and the use of which by civil aircraft is subject to the provisions of the Joint Use Agreement between AUTHORITY and the USAF.

              b) "Terminal Building Area" means the terminal building, including related signage, landscaping, and curbside areas.

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

              c) "Parking and Roadway Area" means public, employee, and rental car parking areas, access and terminal circulation roads and rights-of-way, and related signage and landscaping.

              d) "Apron and Taxiway Area" means all airfield pavements and appurtenances owned and operated by AUTHORITY and located in "civil use areas" of the Airport (as the term is used in the Joint Use Agreement), which now exist or are constructed in the future by AUTHORITY, including, but not necessarily limited to, the aircraft parking aprons, and connecting taxiways.

              e) "Aviation Support Area" means the civil area in the northern portion of the Airport comprising fixed based operations and fuel storage facilities, and other facilities and leased property, as it now exists or may be developed or improved from time to time.

              f) "Airline Service Area" means the area adjacent to the Terminal Building Area designated for cargo handling facilities, maintenance facilities, and other airline service and support facilities.

              g) "Fuel Storage Area" means the aviation fuel storage and distribution facilities serving the terminal complex at the Airport.

              h)     "Reliever Airports Area" means the AUTHORITY's Reliever
                     Airports.

              i) "Commercial/Industrial Area" means all remaining land areas on Airport available for development by AUTHORITY for aviation and/or nonaviation purposes.

       7. "Airport District" means the Charleston County Airport District, which is the territory embraced by the County of Charleston, a political subdivision of the State of South Carolina created pursuant to Act No. 1235 of the Acts and Joint Resolutions of General Assembly of the State of South Carolina, Regular Session of 1970, as amended.

       8.     "Airport System" means the Airport and the Reliever Airports.

       9. "Annual General Obligation Bond Debt Service" means the total annual amount of principal and interest payments required to be deposited in a given Fiscal Year on any General Obligation Bonds issued by the Airport District, together with an annual amount sufficient to amortize, over the term of such bonds, the total cost of interest on such bonds incurred during construction of the bond funded project.


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



CHARLESTON AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

       10. "Annual Revenue Bond Debt Service" means the total amount required to be deposited in any Fiscal Year to any interest, principal, and sinking fund accounts established pursuant to the Bond Resolution.

       11. "Assigned Area" means the space in the terminal building leased to AIRLINE under this Agreement, including space leased preferentially to AIRLINE, space leased jointly to AIRLINE and one or more other Signatory Airlines, and space leased by AIRLINE in common with all other Signatory Airlines.

       12. "Authority" means the Charleston County Aviation Authority, the governing body of the Airport District which is granted the responsibilities of exercising and performing the corporate powers and duties of the Airport District, and when used herein refers to both.

       13. "Bond Resolution" means the Airport Facilities Revenue Bond Resolution Authorizing Airport System Revenue Bonds of the Charleston County Airport District, Charleston County, South Carolina, as the same may from time to time be amended or supplemented by a Supplemental Resolution in accordance with the terms thereof.

       14. "Capital Improvement" means (1) the acquisition of land or easements, (2) the purchase of machinery, equipment or rolling stock, (3) the planning, engineering, design, and construction of new facilities, or (4) the performance of any extraordinary, non-recurring major maintenance of existing facilities, all of which may be acquired, purchased, or constructed by AUTHORITY to improve, maintain, or develop the Airport System, and any single item of which has a cost of $7,500 or more and a useful life in excess of one year.

       15. "Common Use Formula" means a formula which prorates the cost of a service or space among those airlines using the service or space so that each user pays that proportion thereof that the number of its Enplaned Passengers at the Airport bears to the total number of Enplaned Passengers of all such users of the service or space.

       16. "Common Use Space" means those areas which may be assigned to two or more airlines, as shown on Exhibit "B," attached hereto, the cost of which is prorated among the users based on the Common Use Formula.

       17. "Director" means the Director of Airports or such other person designated by AUTHORITY to exercise functions with respect to the rights and obligations of AUTHORITY under this Agreement.


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

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

       18. "Enplaned Passenger" means any passenger boarding at the terminal, including any such passenger that previously disembarked from another aircraft of the same or a different air transportation company.

       19. "FAA" means the Federal Aviation Administration of the United States Government, or any federal agencies succeeding to its jurisdiction.

       20. "Fiscal Year" refers to AUTHORITY's fiscal year and means the twelve-month period commencing on July 1 and extending to June 30 of the following year.

       21. "General Obligation Bonds" means any bond issued by the Airport District secured by an irrevocable pledge of the full faith, credit and taxing power of the Airport District, including the $15,500,000 Series 1979 General Obligation Bonds issued in September 1979.

       22. "Joint Use Agreement" means the Agreement for Joint Use of the Charleston AFB between the AUTHORITY and the United States Air Force dated February 20, 1985, as same may be amended, modified, or supplemented from time to time.

       23. "Joint Use Formula" means a formula which prorates 50 percent of the cost of a service or space among those airlines using the service or space on the basis of that proportion which the number of each user's Enplaned Passengers bears to the total number of Enplaned Passengers of all such users of the service or space, and 50 percent of the charge on the basis of that proportion which the number of each user's actual aircraft departures bears to the total number of aircraft departures of all such users of the service or space.

       24. "Joint Use Space" means those areas which may be assigned to two or more airlines, as shown on Exhibit "B," attached hereto, the cost of which is prorated among the users based on the Joint Use Formula.

       25. "Maintenance and Operating Expenses" means AUTHORITY's current annual expenses of maintaining, repairing, operating and administering the Airport System including taxes, if any, as set forth in the current approved AUTHORITY budget.

       26. "Majority-in-Interest" (or "MII") means at least 50 percent in number of the Signatory Airlines which together account for at least 50 percent of the total dollars paid by all Signatory Airlines through Landing Fees, Apron Fees, and Terminal Building Space Rentals during the latest available Fiscal Year.

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

       27. "Maximum Certificated Gross Take-off Weight" means the maximum weight in 1,000-pound units at which each aircraft operated by AIRLINE at the Airport is authorized by the FAA to take off, as recited in AIRLINE's flight manual governing that aircraft.

       28. "Preferential Use Space" means those portions of the Terminal Building Area and Apron and Taxiway Area assigned to AIRLINE as shown on Exhibits "B and "C," attached hereto, to which AIRLINE shall have priority over all other users subject to the provisions of Article 3.

       29. "Reliever Airports" means the system of general aviation airports, other than the Airport, owned or operated by AUTHORITY, as such system now exists (Charleston Executive Airport and East Cooper Airport) or as planned for the future.

       30. "Requesting Airline" means AIRLINE or any other scheduled airline requesting facilities in the terminal complex.

       31. "Revenue Bonds" means any bonds issued by the Airport District secured solely by a pledge of the Revenues of the Airport or the Airport System.

       32. "Revenue Departure" means any AIRLINE aircraft departure at the Airport other than (1) an unscheduled departure of an aircraft which landed at the Airport because of weather conditions, mechanical or operating failure or causes, or for any other reason of precaution or emergency, or (2) ferry (other than for a revenue-producing charter flight), test, or training flights that are less than 10 percent of AIRLINE's total monthly departures.

       33. "Revenues" means income accrued by the AUTHORITY in accordance with generally accepted accounting practices, including investment earnings, from or in connection with ownership or operation of the Airport System or any part thereof, or the leasing or use thereof, all as defined and determined in the Bond Resolution.

       34. "Rules, Regulations and Ordinances" means those lawful, reasonable, and nondiscriminatory rules, regulations and ordinances, pursuant to Section 16.05 of this Agreement, promulgated by AUTHORITY for the orderly use of the Airport by AIRLINE and other tenants and users of the Airport as the same may be amended, modified, or supplemented from time to time.

       35. "Signatory Airlines" means airlines engaged in the business of scheduled transportation by air of persons, property, mail and/or cargo to and from the Airport which have executed agreements with AUTHORITY essentially


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CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

              identical to this Agreement covering the use and occupancy of facilities at the Airport.

       36. "Signatory Rented Space" means the space in the terminal building actually leased by AUTHORITY to Signatory Airlines.

       37. "Special Facility" means any facility, improvement, or structure acquired or constructed on the Airport System, the cost of construction, acquisition, maintenance, and operation of which is financed by Special Facility Bonds or by debt instrument other than Revenue Bonds or General Obligation Bonds.

       38. "Total Take-off Weight" means the sum of the Maximum Certificated Gross Take-off Weight for all Revenue Departures of an airline over a stated period of time. Said sum shall be rounded to the nearest thousand pounds for all landing fee and apron fee computations.

                                END OF ARTICLE 1


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

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

                                    ARTICLE 2

                                      TERM

       The term of this Agreement (the "term") shall commence at 12:01 a.m. on Oct 1, 96, and shall continue thereafter until 12:01 a.m. on JUNE 30, 2001.

                                END OF ARTICLE 2

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

                                    ARTICLE 3
                                 ASSIGNED AREA

SECTION 3.01--TERMINAL FACILITIES

       A. AUTHORITY does hereby lease and demise to AIRLINE, and AIRLINE does hereby lease and accept from AUTHORITY, the following Preferential Use Space, Joint Use Space, and Common Use Space, as more particularly delineated on Exhibit "B," attached hereto:

              1.     Preferential Use Space

                     (a)    Ticket Counter and Queuing Area
                     (b)    Office and Operations Space
                     (c)    Outbound Baggage Area
                     (d)    Baggage Service Office

              2.     Joint Use Space

                     (a)    Hold Room

              3.     Common Use Space

                     (a)    Inbound Baggage Area
                     (b)    Baggage Claim Area

       B. Any changes to the Assigned Area shall be evidenced by an amendment to this Agreement pursuant to Section 16.22.

       C. In the event that changes to Exhibit "B" are made to reflect changes in the leased premises of others, or to reflect other space changes not inconsistent with the provisions of this Agreement, then in such event said revised Exhibits may be substituted herein without the necessity for amendment of this Agreement.

SECTION 3.02--AIRCRAFT PARKING POSITIONS

       A. Aircraft parking positions (gates) in the terminal complex shall be assigned on a preferential use basis. AIRLINE will have priority in using gates assigned to it on a


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

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

preferential basis to accommodate its scheduled flights; however, AUTHORITY may assign such gate for use by others in periods when not used by AIRLINE, so long as unassigned gates are not available and the gate is scheduled to be vacated by others at least 30 minutes prior to AIRLINE's next scheduled arrival at said gate.

       B. Aircraft parking positions assigned to AIRLINE are designated on Exhibit "C" attached hereto. AIRLINE shall have the right and first priority to use those gates to which it is preferentially assigned and the right to locate appropriate identifying interior signs at the doorways to those gates.

SECTION 3.03--RELOCATION OF CONCOURSE FACILITIES

       In order to optimize passenger flow and maximize terminal concession revenue, AUTHORITY reserves the right to reassign aircraft parking positions, Joint Use Space, and associated operations space. Should any such reassignment occur AIRLINE will be assigned new space comparable in size, quality, and finish. Prior to any relocation, AUTHORITY and AIRLINE shall meet and mutually agree on the cost of such relocation and responsibility for same. Such relocation will be contingent upon mutual agreement concerning the cost and responsibility for same.

SECTION 3.04--ACCOMMODATION OF PREFERENTIAL USE SPACE

       A. In the event the AUTHORITY receives a written request from a Requesting Airline for a type of space leased on a preferential basis to others, and the Requesting Airline demonstrates to the satisfaction of the AUTHORITY that it has contacted all Signatory Airlines at a level above the local station manager and has exhausted all reasonable efforts to find reasonable accommodations for its proposed operations on the Airport, the AUTHORITY shall serve written notice to all Signatory Airlines of the AUTHORITY's intention to make a determination, in not less than fifteen (15) calendar days, as to how the Requesting Airline will be accommodated.

       B. The AUTHORITY will be guided by all pertinent factors, including AIRLINE's present use and the use planned by AIRLINE for such premises in the one hundred eighty (180) days immediately after the request, the compatibility of such Requesting Airline proposed operations and work force with AIRLINE's own operations and work force, and the security of AIRLINE's and the Requesting Airline's operations.

       C. The AUTHORITY may request that planned uses and requirements be documented and submitted in writing to the AUTHORITY, and if AIRLINE requests, the AUTHORITY shall treat such planned uses and requirements as confidential, proprietary information.


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

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

       D. If the AUTHORITY determines that the Requesting Airline can be accommodated in the Preferential Use Space, the AUTHORITY shall: (1) assign the Requesting Airline the space previously assigned to the AIRLINE; (2) notify AIRLINE in writing of such reassignment of space and the effective date thereof; and (3) provide to AIRLINE and to such Requesting Airline written statement specifying the required terms and conditions, if any.

       E. If a portion of AIRLINE's Assigned Area is reassigned to accommodate a Requesting Airline in accordance with this Section 3.04, AIRLINE shall make available to the Requesting Airline for the Requesting Airline's use, AIRLINE's Preferential Use Space or such portion thereof as determined by the AUTHORITY. Subject to the provisions of Article 6, AIRLINE may be entitled to reimbursement for the unamortized book value of its improvements.

                                END OF ARTICLE 3


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

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

                                    ARTICLE 4
                               USES AND PRIVILEGES

SECTION 4.01--USE OF THE AIRPORT

       AIRLINE, its employees, passengers, guests, patrons, and invitees shall have the right to the use (in common with other duly authorized users) of the Airport and appurtenances, together with all facilities improvements, equipment, and services which have been or may hereafter be provided for common use at or in connection with the Airport, subject to the Joint Use Agreement and the Rules, Regulations and Ordinances of AUTHORITY, which documents AUTHORITY shall make available to AIRLINE.

SECTION 4.02--SCOPE OF PRIVILEGES

       AIRLINE shall have the right, in addition to all rights elsewhere granted in this Agreement, to use the Airport for the following purposes:

       A. The operation of a public transportation system by air for the carriage of persons, property, mail, and/or cargo, including all activities reasonably necessary to such operation.

       B. The landing, taking off, flying over, taxiing, towing, loading, unloading, servicing, repairing, de-icing and parking of aircraft or other equipment of or operated by AIRLINE, or other Air Transportation Companies with which there is an applicable agreement between AIRLINE and such other Air Transportation Companies, including the right to provide or handle all or part of the operations or services of such other companies subject to Section 4.03 and such Rules, Regulations and Ordinances as the AUTHORITY may establish.

       C. The sale of tickets, documentation of shipments, handling of reservations, operation of a customer service lounge, provision of skycap services, and the loading and unloading of persons, property, cargo and mail at Airport by such motor vehicles or other means of conveyance as AIRLINE may desire to use in the operation of its air transportation system; provided, however, that any ground transportation commercial carrier (including AIRLINE, if applicable, except for such ground transportation as AIRLINE or its nominee may provide solely for the benefit of its employees) regularly transporting persons to and from Airport shall first secure and thereafter hold a valid lease, license, or other agreement with AUTHORITY for the right to carry persons to and from Airport and shall pay AUTHORITY such rentals, fees and/or percentages of the fares of such ground transportation commercial carrier for such right as AUTHORITY may set by ordinance or resolution.

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

       D. The training at the Airport of persons and testing of aircraft and other equipment, such training and testing to be limited to that incidental to AIRLINE's air transportation business at the Airport. Flight training shall be undertaken by AIRLINE only to the extent permitted by, and subject to the conditions of, the Joint Use Agreement and the Rules, Regulations and Ordinances of AUTHORITY.

       E. The sale, disposal, and exchange of AIRLINE's aircraft, engines, accessories, fuel, oil, lubricants and other equipment, and materials or supplies; provided however, that such right shall not be construed as authorizing the conduct of a separate regular business by AIRLINE, but as permitting AIRLINE to perform only such functions as are incidental to the operation of its air transportation system or that of any other Signatory Airline.

       F. Subject to the provisions of Section 4.03, the servicing by AIRLINE, or by its suppliers of materials or its furnishers of services, of aircraft and other equipment, operated by AIRLINE or by other Signatory Airlines with which AIRLINE has an applicable handling agreement, with fuel, oil, lubricants, line maintenance, or other materials or supplies at its assigned aircraft parking positions or other aircraft parking positions designated by AUTHORITY. AUTHORITY reserves the right to designate other locations reasonably accessible from the terminal complex for performance of aircraft maintenance and service activities if such activities would interfere with aircraft operations of other airlines in the terminal complex. Nothing herein shall be construed to permit AIRLINE to construct, maintain, or operate a fuel storage facility. The granting of a right to construct, maintain, or operate a fuel storage facility shall be subject to the execution of a separate agreement between AIRLINE and AUTHORITY.

       G. The installation, maintenance and operation of such radio, communication, meteorological and aerial navigation equipment and facilities at suitable locations on the Airport, including computer equipment and furnishings at passenger check-in counters in the terminal building, as may be necessary or convenient in the opinion of AIRLINE for its operations; provided that such equipment and facilities do not interfere with other Airport communication, meteorological, or aerial navigation systems. The location of such equipment and facilities shall be subject to the prior written approval of AUTHORITY.

       H. AIRLINE may install and operate in its non-public Preferential Use Space in the terminal building pay telephones or coin vending machines for the sale of cigarettes, soft drinks, and food to its employees.

       I. AIRLINE shall have the right to assess and collect a reasonable charge to others for the use of any systems, equipment, or furnishings financed and installed by AIRLINE. Such charges shall be reasonable and based upon AIRLINE's cost of providing the systems, equipment, or furnishings. AIRLINE shall provide the AUTHORITY a schedule of its charges.

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

SECTION 4.03--PURCHASING

       A. Airline shall have the right to purchase its requirements of personal property or services, including fuel, lubricants, food, beverage, and other passenger supplies, and any other materials and supplies used by AIRLINE from any person or company of AIRLINE's choice, and the making of agreements with any person or company of AIRLINE's choice for services to be performed for AIRLINE which are incidental to operation of AIRLINE's air transportation system.

       B. AUTHORITY reserves the right to levy a reasonable and non-discriminatory fee against any contractors, suppliers, or furnishers of services including, but not limited to, AIRLINE. Notwithstanding the foregoing, no fee shall be charged to AIRLINE for services provided to or by AIRLINE's parent, subsidiary, or code-sharing partner.

       C. It is understood that if AIRLINE's suppliers, contractors and furnishers of service use any portion of the Airport or facilities of AUTHORITY not leased to AIRLINE, then AUTHORITY may charge reasonable fees therefore, but nothing herein gives the AIRLINE the right to grant to any other party the privilege to use any portion of the Airport or facilities of the AUTHORITY.

SECTION 4.04--SIGNAGE

       A. AIRLINE may install and operate identification signs, posters, and graphics within AIRLINE's Assigned Area, subject to the prior written approval of AUTHORITY, provided that such signs shall be:

              1. Substantially uniform in size, type, and location with those of other airlines;

              2.     Consistent with AUTHORITY's graphic standards; and

              3. In compliance with all local laws, Rules, Regulations and Ordinances.

       B. Nothing herein shall be deemed to prohibit AIRLINE's installation on the walls behind ticket counters and ticket lift counters in holdrooms, identification and company logo signs as are customarily installed by AIRLINE in such areas at comparable facilities.

SECTION 4.05--EMPLOYEES' PARKING FACILITIES

       If not otherwise provided, AIRLINE shall have the right to the use of reasonably adequate vehicular parking facilities for its employees employed at the Airport in common with

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

other employees, which facilities shall be located in an area designated by AUTHORITY as near as practicable to the terminal building. AUTHORITY reserves the right to assess a reasonable charge for such employee parking facilities, based on the cost of providing, operating, and maintaining the facilities.

SECTION 4.06--ACCESS

       A. Subject to the provisions hereof, the Rules, Regulations and Ordinances, and such restrictions as AUTHORITY may impose with respect to AIRLINE's Assigned Area, AUTHORITY hereby grants to AIRLINE, its agents, suppliers, employees, contractors, passengers, guests, and invitees, the right and privilege of ingress and egress to the Assigned Area and to public areas and public facilities of the Airport.

       B. The ingress and egress provided for above shall not be used, enjoyed, or extended to any person engaging in any activity or performing any act or furnishing any service for or on behalf of AIRLINE that AIRLINE is not authorized to engage in or perform under the provisions hereof unless expressly authorized by AUTHORITY.

       C. AUTHORITY shall have the right at any time or times to close, relocate, reconstruct, change, alter, or modify any such means of access provided for AIRLINE's use pursuant to this Agreement or otherwise, either temporarily or permanently; provided that reasonable notice to AIRLINE and a reasonably convenient and adequate means of ingress and egress shall exist or be provided in lieu thereof. AUTHORITY shall suffer no liability by reason thereof and such action shall in no way alter or affect any of AIRLINE's obligations under this Agreement.

                                END OF ARTICLE 4

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

                                    ARTICLE 5
                          GENERAL USE OF ASSIGNED AREA

       In addition to other obligations stated herein, AIRLINE assumes the following obligations:

SECTION 5.01--NON-INTERFERENCE WITH UTILITY SYSTEMS

       AIRLINE shall not do or permit to be done anything at or about the Airport which may interfere with the effectiveness or accessibility of the drainage and sewage system, fire protection system, alarm system, fire hydrants and hoses, air conditioning systems, communications systems, and electrical systems, if installed or located on the Airport. AIRLINE shall indemnify and hold AUTHORITY harmless for any and all damages and/or expenses incurred by AUTHORITY due to the interference by AIRLINE or any of its subcontractors with the systems enumerated above.

SECTION 5.02--DUTY TO REPORT MALFUNCTIONS

       AIRLINE shall report all malfunctions of the drainage and sewage system, fire protection system, sprinkler system, alarm system, fire hydrants and hoses, air conditioning systems, communications systems, and electrical systems, if installed or located on the Assigned Area or AIRLINE's preferential aircraft parking positions to the AUTHORITY promptly after its discovery. At a minimum, such reporting will be promptly given to AUTHORITY's 24-hour communication phone line.

SECTION 5.03--HAZARDOUS MATERIALS

       A. AIRLINE shall not keep or store flammable liquids within the enclosed portion of the Assigned Area, except in rooms or tanks especially constructed for such purposes in accordance with standards established by the National Board of Fire Underwriters, and approved by AUTHORITY from the standpoint of safety. Any such liquids having a flash point of less than 100(degrees) F shall be kept and stored in safety containers of a type approved by the Underwriters Laboratories.

       B. Any and all materials stored, handled, used or disposed of by AIRLINE or AIRLINE's tenants shall be the responsibility of the AIRLINE who shall ensure that all laws, rules, and regulations of AUTHORITY, FAA, USAF, Environmental Protection Agency (EPA), Department of Health and Environmental Control (DHEC) and local, state, and federal governments and agencies are followed.

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

       C. AIRLINE shall not use the Assigned Area to generate, manufacture, refine, heat, produce or process any "Hazardous Materials". For purposes of this Section, "Hazardous Materials", includes without limitation, petroleum, crude oil, natural gas, natural gas liquids, liquefied natural gas, synthetic gas usable as fuel and "Hazardous Substances" or related materials as defined in 42 U.S.C. 9601 et. seq as amended and 42 U.S.C. 2011 et. seq as amended, in each case as such laws may be amended and regulations and publications promulgated pursuant thereto.

       D. AIRLINE shall handle, store, transfer and/or dispose of "Hazardous Substances", "Substances Hazardous to the Environment" and/or "Hazardous Waste" in compliance with all applicable local, state, and federal statutes.

       E. AIRLINE will defend, indemnify and hold harmless the AUTHORITY from and against any claims, demands, penalties, damages, costs or expenses of any nature including, without limitation reasonable and actual attorney, engineering and consultant fees, investigation and laboratory fees, court costs and litigation expenses, arising out of or in any way related to the past, present, or future presence; past, present, or future release or threatened release; past, present, or future disposal or removal of any "Hazardous Substance" or "Hazardous Waste" when such presence, release, threatened release or disposal was caused by AIRLINE, its agents, employees or contractors.

SECTION 5.04--DEPRIVATION OF PUBLIC USE

       AIRLINE shall not conduct its operation in a manner that deprives the public of its rightful, equal, and uniform use of the Airport property.

SECTION 5.05--INTERFERENCE WITH USE BY OTHERS

       AIRLINE shall not interfere with reasonable use by others of common facilities.

SECTION 5.06--CREATION OF SAFETY HAZARDS

       AIRLINE shall not conduct its operations in such a way as to hinder police, fire-fighting or other emergency personnel in the discharge of their duties or as to constitute a hazardous condition that would increase the risks normally attendant upon the operations contemplated under this Agreement.

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

SECTION 5.07--CREATION OF NUISANCE

       AIRLINE shall not commit any nuisance or knowingly do or permit to be done anything which may result in the creation or commission of a nuisance. The conduct of the AIRLINE's normal scheduled air service shall not be deemed to violate this provision.

SECTION 5.08--RELEASE OF NOXIOUS GASES

       AIRLINE shall not cause, produce or permit to emanate from the Assigned Area any unusual, noxious or objectionable smokes, gases, vapors, fumes or odors. The conduct of the AIRLINE's normal scheduled air service shall not be deemed to violate this provision.

SECTION 5.09--USE OF AREA FOR LODGINGS

       AIRLINE shall not use the Assigned Area nor any part thereof for lodgings or sleeping purposes.

SECTION 5.10--TRASH AND GARBAGE

       AIRLINE shall make suitable arrangements for the temporary storage for collection and for removal from the Preferential Use Space of all trash, garbage and other refuse resulting from AIRLINE's operations on the Preferential Use Space. AIRLINE shall provide appropriate covered, metal receptacles in an attractive, safe, and sanitary manner, and will store such receptacles in an inconspicuous place on the Preferential Use Space. AIRLINE shall pay for all such costs. In addition, AIRLINE shall provide AUTHORITY with a copy of any contract AIRLINE enters into with a garbage or waste company or disposal service.

SECTION 5.11--AIRPORT OPERATIONS

       A. AUTHORITY reserves unto itself and unto its successors and assigns for the use and benefit of the public, a right of flight for the passage of aircraft through the airspace above the surface of the Assigned Area, together with the right to cause in said airspace such noise as may be inherent in the operation of aircraft now known or hereafter used, and for navigation of flight in said airspace for landing on, taking off from or operating on the Airport.

       B. AIRLINE expressly agrees, on behalf of itself and its successors and assigns, to restrict the height of structures, objects of natural growth and other obstructions on the Assigned Area in compliance with the requirements of Federal Aviation Regulations, Part 77, as such may be amended or replaced.

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

       C. AIRLINE expressly agrees, on behalf of itself and its successors and assigns, to prevent any use of the Assigned Area and any leasehold improvements which would interfere with or adversely affect the operation or maintenance of the Airport, or which would otherwise constitute a hazard at the Airport.

       D. AIRLINE agrees to comply with the intent of Federal Aviation Regulations Part 107 (airport security) in the AUTHORITY's policies as outlined in AUTHORITY's Federal Aviation Administration approved Security Master Plan. AIRLINE further agrees that charges, fees, fines levied upon and paid by the AUTHORITY through enforcement of Federal Aviation Regulations Part 107 or Part 139 or any subsequent regulation because of acts by AIRLINE's employees, agents, suppliers, guests or patrons shall be borne by AIRLINE.

SECTION 5.12--RESERVED RIGHTS AND PRIVILEGES

       All rights and privileges not specifically granted to AIRLINE in this Agreement are reserved to the AUTHORITY.

                                END OF ARTICLE 5

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

                                    ARTICLE 6
                     IMPROVEMENTS, ALTERATIONS, AND REPAIRS

SECTION 6.01--AUTHORITY CAPITAL IMPROVEMENTS

       A. It is contemplated by the parties that from time to time during the term of this Agreement, AUTHORITY will undertake Capital Improvements to preserve, protect, enhance, expand, or otherwise improve the Airport System. Any such Capital Improvement to be paid for or funded using Airport Revenues shall be subject to the provisions of this Article 6.

       B. In conjunction with submission of its Annual Budget as described in Section 8.03 hereof, AUTHORITY shall submit to AIRLINE, at least 60 days prior to the first day of each Fiscal Year, a written report regarding proposed Capital Improvements to the Terminal Building Area, Apron and Taxiway Area, and Airfield Area to be undertaken during the Fiscal Year. This report shall include the following:

              1. A description of the proposed Capital Improvements, together with cost estimates and any available preliminary drawings.

              2. Documentation of the need for and the benefits to be derived from such expenditure.

              3. The proposed method of funding (rate base, bonds, AUTHORITY funds, grants-in-aid, etc.)

              4. The allocation of cost, debt service or amortization charges to Airport Cost Centers.

       C. Within 30 days from receipt of such report, Signatory Airlines will have the opportunity to meet collectively with AUTHORITY staff to review the Capital Improvement program recommended by AUTHORITY to present any questions, comments, or objections they may have with regard to the Capital Improvement program. AUTHORITY agrees to give due consideration to the questions, comments and objectives in developing its proposed Capital Improvement program.

SEDITION 6.02--M.I.I. CONSIDERATION OF CAPITAL IMPROVEMENTS

       A. AIRLINE agrees that debt service or amortization attributable to AUTHORITY's cost, net of grants, of any other proposed Capital Improvement in any given Fiscal Year may, upon completion and beneficial use of such project, be included as an element of cost in the calculation of rentals, fees, and charges in the applicable airline-supported cost

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

center under this Agreement if (1) the AUTHORITY's cost is not in excess of $400,000, or (2) should the AUTHORITY's cost exceed $400,000, if the project is not specifically disapproved in writing by a Majority-in-Interest of the Signatory Airlines within sixty (60) days of submission of AUTHORITY's proposed annual budget as provided in Section 8.03 of this Agreement.

       B. Notwithstanding the limitation set forth in the preceding paragraph, AUTHORITY reserves the right, subject to prior consultation with the Signatory Airlines, to undertake the acquisition, purchase, or construction of any Capital Improvement, and include debt service or amortization properly attributable to that Capital Improvement in the applicable airline-supported cost center for calculation of rentals, fees and charges hereunder, so long as the Capital Improvement is necessary to:

              1. Ensure compliance with any lawfully promulgated rule, regulation or order of any federal, State, or other governmental agency other than AUTHORITY which has jurisdiction over the operation of the Airport.

              2. Permit the continued operation, maintenance, and improvement of the Airport for any of the purposes intended hereunder, or as required by the trustee for the security of the general obligation and revenue bonds.

              3. Repair casualty damage to Airport property to the extent not covered by Insurance.

       C.     The dollar amounts cited in Section 6.02, Section 6.03, and
Section 1.01(14) shall be adjusted each year in proportion to changes in the Implicit Price Deflator index published by the U.S. Department of Labor, Bureau of Labor Statistics, using as a base the latest published index available when the AUTHORITY prepares its Annual Budget; provided, however, such annual increases shall not exceed three (3%) percent in any single year.

SECTION 6.03--ACCOUNTING TREATMENT OF CAPITAL IMPROVEMENTS

       A.     SUBJECT to certain limitations described in this Section and
Section 6.02, the cost, debt service or amortization charges attributable to Capital Improvements undertaken by AUTHORITY and properly allocable to the Terminal Building Area, Apron and Taxiway Area, and Airfield Area will be included in the applicable cost center for calculation of rates, fees and charges payable by AIRLINE hereunder, as described below.

              1. If, in any given Fiscal Year, the AUTHORITY's total estimated cost, net of grants, of proposed Capital Improvements applicable to airline supported cost centers (the Terminal Building Area, Apron and Taxiway Area, and Airfield Area) is less than $200,000, such Capital

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

                     Improvements will be funded through the Equipment and Capital Outlay Fund, and AUTHORITY will include its cost of such Capital Improvements as an element of cost in the calculation of AIRLINE rates, fees and charges under
                     Section 8.04(A)(3) and 8.05(A)(3) of this Agreement. This limit may be exceeded only if specifically approved by a Majority-in-Interest of the Signatory Airlines.

              2. If, in any given Fiscal Year, the AUTHORITY's total estimated cost (net of grants) of proposed Capital Improvements applicable to airline supported cost centers is more than $200,000, AUTHORITY may:

                     a) Fund that portion of the total cost of such Capital Improvements in excess of $200,000 from funds on deposit in the Renewal and Replacement Fund or Development and Contingency Fund, and include the cost of amortization of such investment as an element of cost in the calculation of AIRLINE rates, fees and charges under Sections 8.04(A)(4) and 8.05(A)(4) of this Agreement, or

                     b) Fund such Capital Improvements through the issuance of Additional Bonds, or some other form of debt obligation and include annual debt service costs attributable to such bonds as an element of cost in the calculation of AIRLINE rates, fees and charges under Section 8.04(A)(2) and 8.05(A)(2) of this Agreement.

SECTION 6.04--AIRLINE IMPROVEMENTS, ALTERATIONS AND REPAIRS

       A. AIRLINE shall make no alterations, additions, improvements to, or installations on the Assigned Area under this Agreement without the prior written approval of AUTHORITY. Any such alterations or improvements shall be without cost to the AUTHORITY.

       B. The ultimate control over the quality and acceptability of the improvements in the Assigned Area will be retained by AUTHORITY and shall require the review and written release for construction by the AUTHORITY prior to installation.

SECTION 6.05--DESIGN OF IMPROVEMENTS

       AIRLINE shall develop plans for constructing, erecting, and installing any improvements on the Assigned Area, which in final form shall consist of (1) working drawings, (2) technical specifications, (3) schedule for accomplishing improvements, (4) schedule of finishes and graphics, and (5) a list of all furnishings, fixtures and equipment to be located on

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

the Assigned Area. AIRLINE shall submit two copies of all of the foregoing documents, and any additional plans developed by or for AIRLINE, for the construction of all improvements to AUTHORITY for approval.

SECTION 6.06--ARCHITECTURAL REQUIREMENTS

       All construction shall be of first class quality. All structural improvements, signs, equipment, and interior design and decor constructed or installed by AIRLINE, its agents or contractors, including the plans and specifications therefor, shall conform in all respects to applicable standards, statutes, ordinances, building codes, and Rules, Regulations and Ordinances. All plans and specifications must be stamped "Released for Construction" by the AUTHORITY.

SECTION 6.07--CONSTRUCTION OF IMPROVEMENTS

       A. At least two sets of final plans and specifications for the improvements shall be submitted by AIRLINE to AUTHORITY for review. AUTHORITY shall within thirty (30) days of receipt of any such plans and specifications either release or refuse to release for construction the plans and specifications so submitted. Released plans and specifications shall be stamped "Released for Construction" by AUTHORITY. Only plans and specifications so stamped may be used by AIRLINE.

       B. AIRLINE shall be responsible for obtaining all building permits. All proposed construction shall have all the proper environmental approvals.

       C. In the event of AUTHORITY's refusal to release any portion of the plans and specifications, AIRLINE shall promptly submit necessary modifications and revisions thereof. AUTHORITY shall not unreasonably withhold or delay such release. No substantial changes or alterations shall be made in said plans or specifications after initial release by AUTHORITY, and no structural alterations or improvements shall be made to or upon the Assigned Area without the prior written release of AUTHORITY. AUTHORITY agrees to act promptly upon such plans and specifications and upon requests for release of changes or alterations in said plans or specifications. One final copy of plans for all improvements or subsequent changes therein or alterations thereof shall, within thirty (30) days after completion of project, be signed by AIRLINE and deposited with AUTHORITY as an official record thereof.

SECTION 6.08--COMPLETION OF IMPROVEMENTS

       A. Upon release for construction of plans and specifications as provided in Section 6.07 hereof, and when authorized to proceed in accordance with said Section of this Agreement,

 CHARLESTON COUNTY AVIATION AUTHORITY
 SCHEDULED AIRLINE OPERATING AGREEMENT
 AND TERMINAL BUILDING LEASE

AIRLINE shall in good faith immediately begin construction and installation of the improvements, facilities, furniture and equipment in the Assigned Area and prosecute the same to completion.

       B. All of the aforementioned contractors of AIRLINE shall maintain evidence of general liability and worker's compensation/employee's liability insurance coverage satisfactory to the AUTHORITY. The AUTHORITY shall require both a Payment and Performance Bond, each in the amount of one hundred percent (100%) of the contract price, to be obtained in all cases. AIRLINE shall provide evidence of builder's risk insurance naming the AUTHORITY as loss payee with respect to one hundred percent (100%) in value of the improvements to be provided under such contracts. No improvements, fixtures, or equipment shall be subject to any liens whether created by operation of law or by agreement. All construction shall in every respect conform to and comply with applicable statutes, ordinances, building codes, rules and regulations of such authorities as may have jurisdiction over any aspect of said construction. AIRLINE, at its sole cost and expense, shall also procure all building, fire, safety, and other permits necessary for any construction. Prior to commencement of construction, AIRLINE shall submit evidence of a Performance Bond and a Payment Bond in the amount of one hundred percent (100%) of the cost of improvements.

SECTION 6.09--EASEMENTS ON PREFERENTIAL USE SPACE

       The Preferential Use Space shall be accepted by AIRLINE subject to any and all then existing easements, and AUTHORITY shall have the right to install, lay, construct, maintain, repair, and operate such sanitary sewers, drains, storm water sewers, pipelines, manholes, connections, water, oil or gas pipelines, and telephone and telegraph power lines and such OTHER appliances and appurtenances necessary or convenient in connection therewith, over, in, upon, through, across, and along the Preferential Use Space, or any part thereof, and to enter thereupon at reasonable times for any and all such purposes; provided, however, that no right of AUTHORITY provided for in this paragraph shall be so exercised as to interfere unreasonably with the AIRLINE's operations hereunder. Notwithstanding the language above, AUTHORITY shall have the right of immediate access to utilities systems or portions thereof in the Preferential Use Space in the event of an emergency which would threaten the safety of human life and/or the property of the AUTHORITY.

SECTION 6.10--TITLE TO IMPROVEMENTS AND ALTERATIONS

       A. Subject to the provisions of Section 15.04 (B), all improvements made to the Assigned Area and all additions and alterations thereto made upon said area by AIRLINE, shall be and remain the property of AIRLINE until expiration or termination of this Agreement as set forth in Article 2, or
Article 15 at which time the said improvements shall become the property of AUTHORITY.

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

       B. AIRLINE shall make no alterations, additions, improvements to, or installations outside of the Assigned Area under this Agreement.

       C. Plans and specifications for such work shall be filed with and subject to the approval of the Director and all work shall be done in accordance with local ordinances and state laws. Only plans and specifications marked "Released for Construction" by the AUTHORITY may be used by AIRLINE's contractors.

SECTION 6.11--REMOVAL

       AIRLINE shall not remove or demolish, in whole or in part, any improvements made either by AIRLINE or by AUTHORITY, without the prior written approval of AUTHORITY.

SECTION 6.12--LIENS

       A. If any mechanic's lien or other encumbrance shall be filed against the Assigned Area or the improvements because of any act or omission (or alleged act or omission) of AIRLINE, and arising from AIRLINE's work or subsequent repair, maintenance, alteration or otherwise, AIRLINE shall, at its own cost and expense, cause the same to be discharged of record or bonded within sixty (60) days after written demand for the discharge or bonding thereof from AUTHORITY to AIRLINE. Notwithstanding the foregoing, AIRLINE may contest any such lien or encumbrance so long as such contest does not create an imminent danger of foreclosure of such lien or encumbrance.

       B. If AIRLINE fails to comply with the foregoing provisions, AUTHORITY shall have the option, on fifteen (15) business days' prior notice to AIRLINE, of discharging or bonding any such lien, charge, order or encumbrance and AIRLINE shall reimburse AUTHORITY for all reasonable costs and expenses thereof.

                                END OF ARTICLE 6

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

                                    ARTICLE 7
                           RENTALS, CHARGES, AND FEES

       In return for use of the facilities, rights, licenses, and privileges granted hereunder and for the undertakings of AUTHORITY, AIRLINE agrees to pay AUTHORITY without deduction or set-off, during the term of this Agreement certain charges and fees as set forth herein, in the following manner:

7.01--MONTHLY ACTIVITY REPORT

       A.     AIRLINE shall furnish to AUTHORITY on or before the fifteenth
(15th) day of each month, an accurate report of AIRLINE's operations at the Airport during the preceding month, setting forth all data necessary to calculate the fees and charges due under this Agreement. Said report shall include, but shall not necessarily be limited to: (1) the AIRLINE's total number of Revenue Departures for the month by type of aircraft and the Maximum Certificated Gross Take-off Weight for the month; (2) the total number of Enplaned Passengers and deplaned passengers; and (3) the amount of cargo, freight, mail and express for such month.

       B.     If AIRLINE fails to furnish AUTHORITY with the report required by
Section 7.01(A), AIRLINE's Landing Fee and Apron Fee, as provided for hereafter shall be determined by assuming that the AIRLINE's Total Take-off Weight for such month was 100% of its Total Take-off Weight during the most recent month for which such data are available for AIRLINE. Any necessary adjustment in such Landing Fee and Apron Fee, shall be calculated after an accurate report delivered to AUTHORITY by AIRLINE for the month in question, and resulting surpluses or deficits shall be applied as credits or charges to the appropriate invoices in the next succeeding month.

       C. AIRLINE shall at all times maintain and keep books, ledgers accounts or other records, wherein are accurately kept all entries reflecting the activity statistics to be reported pursuant to Section 7.01(A). Such records shall be retained by AIRLINE for a period of three (3) years subsequent to the activities reported therein, or such other retention period as set forth in Federal Aviation Regulation Part 249.7, and made available at Charleston, SC for audit and/or examination by AUTHORITY or its duly authorized representative during all normal business hours upon reasonable advance notice. AIRLINE shall produce such books and records at Charleston, SC within thirty (30) calendar days of AUTHORITY's notice to do so or pay all reasonable expenses, including but not limited to transportation, food and lodging, necessary for an auditor selected by AUTHORITY to audit said books and records.

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

       D. The cost of audit, with the exception of the aforementioned expenses, shall be borne by AUTHORITY; provided, however, the total cost of said audit shall be borne by AIRLINE if either or both of the following conditions exist:

              1. The audit reveals an underpayment of more than five percent (5%) of rentals, fees and charges due hereunder, as determined by said audit; and/or

              2. AIRLINE has failed to maintain true and complete books, records, accounts, and supportive source documents in accordance with Section 7.01(C)

SECTION 7.02--TERMINAL RENTALS

       A. AIRLINE shall pay to AUTHORITY for its Preferential Use Space, Joint Use Space, and Common Use Space in the terminal building, as set forth in
Section 3.01(A) hereof, monthly rentals based on annual rental rates for space listed below, with such rates to be recalculated each Fiscal Year thereafter, as set forth in Article 8 hereof.


                    TYPE OF SPACE                         BASIS OF USE
                    -------------                         ------------
                    Ticket Counter Space
                    and Queuing Area                      Preferential
                    Office and Operations
                    Space                                 Preferential
                    Outbound Baggage Area                 Preferential
                    Baggage Service Office                Preferential
                    Hold Room                             Joint
                    Baggage Claim Area                    Common
                    Inbound Baggage Area                  Common

       B. Rental for Joint Use Space and Common Use Space shall be prorated among the Signatory Airlines and other airline tenants and users according to the Joint Use Formula and Common Use Formula using Enplaned Passenger and aircraft departure statistics for the preceding six-month calendar period; however, (1) if a new airline begins service to the Airport, the Enplaned Passenger and aircraft departure statistics will be predetermined by AUTHORITY to take into account any cessation or commencement of service and (2) if AIRLINE ceases serving the Airport, it will continue to pay for Joint Use Space in an amount equal to the average monthly billing for the last three full months of AIRLINE's operations at THE AIRPORT FOR THE remaining duration of this Agreement.

       C. Subject to the limitations set forth in Article 6, to the extent AUTHORITY funds are used to fund improvements, finishes, or equipment for AIRLINES' benefit,

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

AIRLINE shall pay to AUTHORITY, monthly in advance, amounts sufficient to amortize AIRLINE's appropriate share of the cost of tenant finishes and equipment.

SECTION 7.03--LANDING FEE

       A. AIRLINE shall pay to AUTHORITY monthly Landing Fees to be determined by multiplying the number of 1,000-pound units of Total Take-off Weight for AIRLINE during the month by the then-current Landing Fee rate established by AUTHORITY, as provided for under provisions of the Joint Use Agreement or Section 7.03(D) herein.

       B. Effective October 1, 1996, the Landing Fee rate shall be $0.20 per 1,000 pounds of Maximum Gross Take-off Weight, the rate set forth in current Air Force Regulation (AFR) 55-20 regarding civil operations at joint-use military airfields. The AUTHORITY may increase the Landing Fee rate at the Airport, provided that in no event shall said Landing Fee be greater than the rate set forth in AFR 55-20, as amended or superseded.

       C. The Landing Fee collected under this Section shall be applied as Revenue to the Airfield Area Cost Center. Airfield Area cost shall be calculated by totaling the following amounts:

              1. The total fees payable to the USAF, as such amount is established under the Joint Use Agreement.

              2. The net cost incurred by AUTHORITY in operating the Reliever Airports, up to a maximum of 50% of the Airfield Area Cost Center Revenue.

       D. In the event that the U.S. Air Force discontinues use of Charleston AFB for a military flying mission and subsequently sells, transfers, or leases to AUTHORITY the landing areas, runways, taxiways, and appurtenances necessary for civil aircraft operations, all as provided for in the Joint Use Agreement, AUTHORITY may establish the Landing Fee rate at the Airport, subject to prior consultation with the Signatory Airlines, at the level necessary to recover the costs incurred by AUTHORITY in operating, maintaining, and improving the Airfield Area and providing crash/fire/rescue protection.

SECTION 7.04--APRON FEES

       AIRLINE shall pay to AUTHORITY monthly Apron Fees to be determined by (1) multiplying the monthly Variable Apron Fee Rate (to be calculated as provided in Article 8) by AIRLINE'S total Take-off Weight for the month and (2) adding the product of the

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

monthly Fixed Apron Fee Rate (to be calculated as provided in Article 8) multiplied by the number of gates preferentially assigned to AIRLINE.

SECTION 7.05--OTHER FEES AND CHARGES

       AIRLINE shall pay to AUTHORITY its pro rata shares of any actual costs for the provision of any service or facilities which AUTHORITY is required to provide by any governmental entity (other than AUTHORITY acting within its proprietary capacity) having jurisdiction over the Airport.

SECTION 7.06--PAYMENT PROVISION/INTEREST ON OVERDUE AMOUNTS

       A. Terminal Building Area rentals and charges shall be due and payable the first day of each month in advance. Together with AIRLINE's Monthly Activity Report submitted to AUTHORITY as provided in Section 7.01, AIRLINE shall transmit to AUTHORITY payment for the amount of Landing Fees and Apron Fees incurred by AIRLINE during said month, as computed by AIRLINE. The acceptance by AUTHORITY of any payment made by AIRLINE shall not preclude AUTHORITY from verifying the accuracy of AIRLINE's report and computations or from recovering any additional payment actually due from AIRLINE. All other charges or fees set forth herein shall be due within fifteen (15) days of the date of the invoice therefor.

       B. Any payment not received by the due date shall accrue interest at the rate of 1.5% per month from the due date until paid in full.

SECTION 7.07--NET AGREEMENT

       This is a net agreement with references to charges paid to AUTHORITY. AIRLINE shall pay all taxes of whatever character that may be lawfully levied, assessed, or charged by any governmental entity other than AUTHORITY upon the property, real and personal, occupied, used or owned by AIRLINE, or upon the rights of AIRLINE to occupy and use the premises and emolument received hereby, or upon AIRLINE's improvements, fixtures, equipment or other property thereon, or upon AIRLINE's rights or operations hereunder. AIRLINE shall have the right at its sole cost and expense to contest the amount or validity of any tax or license as may have been or may be levied, assessed or charged.

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

SECTION 7.08--PASSENGER FACILITY CHARGE

       The AUTHORITY reserves the right to assess and collect passenger facility charges subject to the terms and conditions and such methods of collection set forth in the Aviation Safety and Capacity Expansion Act of 199O, Section 9110 (the "PFC Act"), as such may be amended or superseded.

SECTION 7.09--NO OTHER FEES AND CHARGES

       Except as provided in this Agreement, no further rentals, fees, licenses, excise or operating taxes, tolls or charges shall be charged against or collected from AIRLINE, its passengers, shippers and receivers of freight and express; its suppliers of material, contractors, or furnishers of services, by AUTHORITY for the premises, facilities, rights, licenses, and privileges granted to AIRLINE in this Agreement.

                                END OF ARTICLE 7

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

                                    ARTICLE 8
                  RECALCULATION OF RENTALS, FEES, AND CHARGES

SECTION 8.01--GENERAL

       Rentals, fees, and charges will be reviewed at least annually and recalculated as necessary, based on principles and procedures set forth in this Agreement, effective July 1 of each Fiscal Year.

SECTION 8.02--ACCOUNTING RECORDS

       A. AUTHORITY shall maintain accounting records which will document the following items for each of the Airport Cost Centers: (1) Revenues; (2) Maintenance and Operating Expenses (3) Revenue Bond Debt Service; (4) General Obligation Bond Debt Service; (5) Amortization of the cost of Capital Improvements funded by AUTHORITY from other than bonds or grants-in-aid; and (6) any other annual funding requirements pursuant to the Bond Resolution.

       B. For purposes of keeping AIRLINE informed as to the financial performance of the Airport, AUTHORITY shall provide to AIRLINE its annual budget and audited financial statements. AIRLINE may request, and AUTHORITY shall provide reasonable supplemental financial data required to assess the adequacy of rates and charges established under this Agreement.

SECTION 8.03--COORDINATION PROCEDURES - BUDGET REVIEW AND CALCULATION OF RENTALS, FEES, AND CHARGES

       A. On or before March 1 prior to the beginning of each Fiscal Year, AIRLINE shall submit to AUTHORITY, in writing, its Maximum Certificated Gross Take-off Weight forecast for that Fiscal Year. On or before May 1 prior to the beginning of each Fiscal Year adjustment period, AUTHORITY shall submit to AIRLINE the following reports:

              1. AUTHORITY's proposed annual budget for the Fiscal Year including all estimated Maintenance and Operating Expenses; Revenue Bond Debt Service and General Obligation Bond Debt Service; proposed expenditures for Capital Improvements for the Airports, and estimated Revenues, all allocated to Airport Cost Centers on a consistent basis from year to year.

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

                     2. AUTHORITY's calculation of proposed AIRLINE rentals,
                        fees, and charges for the Fiscal Year, based on the procedures set forth in this Agreement.

              B. Within thirty (30) days after receipt of the reports, a meeting shall be held between AUTHORITY and the Signatory Airlines, to discuss the proposed rentals, fees, and charges and to initiate any action pursuant to Sections 6.01, 6.02, and 6.03. AUTHORITY shall give due consideration to any comments and suggestions of AIRLINE regarding the proposed annual budget and calculation of the proposed rentals, fees, and charges.

              C. AUTHORITY shall adopt an annual budget which may include revisions made as a result of AUTHORITY's discussions with AIRLINE and as a result of AUTHORITY's budget process. AUTHORITY shall promptly furnish AIRLINE with a copy of such approved annual budget, together with the calculation of rentals, fees and charges which will become effective as of the first day of the Fiscal Year.

              D. AUTHORITY will act with due diligence to adopt the annual budget in a timely fashion. If, for any reason, the annual budget has not been adopted by AUTHORITY as of the first day of any Fiscal Year, the rentals, fees and charges in effect during the preceding Fiscal Year shall continue in effect until (1) the new Annual Budget has been adopted by AUTHORITY and (2) AUTHORITY has calculated the rentals, fees and charges in accordance therewith. The new rentals, fees, and charges shall then be made effective retroactive to the first day of such Fiscal Year.

SECTION 8.04--CALCULATION OF TERMINAL BUILDING AREA RENTAL RATES

       Terminal Building Area rental rates shall be calculated in the following manner, in accordance with Exhibit "D":

              A. AUTHORITY's estimated total "Terminal Building Area Cost" for the Fiscal Year shall be calculated by totaling the following amounts:

                     1. The total of estimated direct and allocated indirect Maintenance and Operating Expenses allocable to the Terminal Building Area.

                     2. The pro rata portion of Annual Revenue Bond Debt Service allocable to the Terminal Building Area.

                     3. The pro rata portion of the budgeted deposit to the Equipment and Capital Outlay Fund allocable to the Terminal Building Area. The total annual deposit to the Equipment and Capital Outlay Fund shall

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

                            not be in excess of $200,000 or such greater amount as a Majority-in-Interest of the Signatory Airlines shall approve.

                     4. The annual amortization of the amount applicable to the Terminal Building Area for any expenditures made by AUTHORITY prior to July 1 of the adjustment year for Capital Improvements in the Terminal Building Area, which are financed by AUTHORITY from the Renewal and Replacement Fund, the Development and Contingency Fund, the Surplus Fund, or other funds not subject to provisions of the Bond Resolution, with such annual amortization to be computed at interest and based on economic lives for each capital item determined by AUTHORITY in accordance with generally accepted accounting practices and current average municipal bond interest rates. It is understood, however, that in performing the calculations under this section, no amortization charges will be included on capital expenditures which have been financed with the proceeds of AUTHORITY bond issues.

                     5. The pro rata portion of Annual General Obligation Bond Debt Service allocable to the Terminal Building Area.

              B. The sum of the following estimated Revenues and credits will then be deducted from the estimated Terminal Building Area Cost for the Fiscal Year:

                     1. Estimated Terminal Building Area Revenues from sources other than Signatory Airlines and USAF AMC space rentals, military charter departure fees, international arrival fees, and concession revenues directly attributable to international and military charter activities, specifically including:

                            a) Concession fees and utility charges from food and beverage, news and gifts, on-Airport rental car (other than ground rentals and ready car space rentals), specialty shops, insurance, telephone, and advertising display concessions.

                            b) Rental income from space leased to all tenants other than Signatory Airlines and the USAF AMC.

                            c) Allocable interest income from the Revenue Fund, Operation and Maintenance Fund, and Bond Fund based upon the proportion of net income (prior to depreciation) generated by the Domestic and International Terminal Building Area,

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

                                   Airfield Area, Apron and Taxiway Area, and
                                   Reliever Airports Area Cost Centers.

                            Concession revenues generated from military charter operations, including the duty free shop and income from food, beverage, and vending machine concessions serving military charter areas of the terminal, are specifically excluded from the above definition of Terminal Building Area revenues and are not to be credited against the estimated Terminal Building Area Cost in the calculation of Signatory Airline rental rates.

                     2. The "Military Charter Facilities Revenue Credit," computed by the applying the following formula:

                                             Credit = A x B/C

                                                   Where:

                            A= the area (in square feet) of the military charter boarding area, outbound baggage area, and the International Arrivals Area

                            B= the estimated Terminal Building Area Cost for the Fiscal Year

                            C= the total area (in square feet) of enclosed space in the terminal building

       C. The estimated net Terminal Building Area cost for the Fiscal Year will then be divided by the total amount of Signatory Rented Space to determine an average rental rate per square foot.

       D. The amount of space leased to Signatory Airlines will be multiplied by the average rental rate per square foot to determine the "Signatory Airline Rental Requirement."

       E. The AUTHORITY will then develop a schedule of rental rates by type of space such that the sum of the products obtained by multiplying the total amount of space leased by the Signatory Airlines (estimated as of the first day of the adjustment period for which rates are being calculated) by the rental rate will equal the total annual Signatory Airline Rental Requirement for the Fiscal Year for which the space rentals are being calculated.

       F. As soon as possible following the close of a Fiscal Year, actual Terminal Building Area Costs attributable to the Terminal Building Area shall be ascertained by the AUTHORITY for such Fiscal Year and the difference between the actual Signatory Airline

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

Rental Requirement and Signatory Airline space rentals billed shall be applied as (or recovered through) direct credits against (or additional charges to) space rental invoices over the remaining months of the current Fiscal Year.

       G. Notwithstanding the rental rate calculation procedure described in this Section 8.04, paragraphs (A) through (F), the average rental rate paid by the Signatory Airlines in each Fiscal Year shall not be less than the rate obtained by dividing the total Terminal Building Area Cost by the total area of enclosed space in the terminal building.

SECTION 8.05--CALCULATION OF APRON FEE RATE

       Apron Fee rates shall be recalculated in the following manner and in accordance with Exhibit "D":

       A. AUTHORITY's estimated "Apron and Taxiway Area Cost" for the Fiscal Year shall be calculated by totaling the following amounts:

              1. The total of estimated direct and allocated indirect Maintenance and Operating Expenses allocable to the Apron and Taxiway Area.

              2. The pro rata portion of Annual Revenue Bond Debt Service allocable to the Apron and Taxiway Area.

              3. The pro rata portion of the budgeted deposit to the Equipment and Capital Outlay Fund allocable to the Apron and Taxiway Area.

              4. The annual amortization of the total amount (or the pro rata amount applicable to the Apron and Taxiway Area) of any expenditures made (or expected to be made) by AUTHORITY prior to July 1 of the adjustment year for Capital Improvements in the Apron Taxiway Area, which are financed by AUTHORITY from the Renewal and Replacement Fund, the Development and Contingency fund, the Surplus Fund, or other funds not subject to provisions of the Bond Resolution with such annual amortization to be computed at interest and based on economic lives for each capital expenditure item determined by the AUTHORITY in accordance with generally accepted accounting practices and current average municipal bond interest rates. It is understood that no amortization charges will be included in the calculation under this section which is associated with capital expenditures which have been financed with the proceeds of AUTHORITY bond issues.

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

              5. The pro rata portion of Annual General Obligation Bond Debt Service allocable to the Apron and Taxiway Area.

              6. Any additional amounts estimated by AUTHORITY to meet the requirements of Article VII of the Bond Resolution (Particular Covenants), Section 711 (Rates and Charges) for the Fiscal Year.

       B. The sum of all estimated Revenues for the Fiscal Year attributable to the Apron and Taxiway Area, not including Revenues derived from Signatory Airlines for use of the aprons and taxiways, shall then be deducted from the Apron and Taxiway Area Cost to determine the estimated "Net Apron and Taxiway Area Cost" for the Fiscal Year.

       C. Fifty percent of the estimated Net Apron and Taxiway Area Cost shall then be divided by the total number of preferentially assigned aircraft parking positions and the quotient so obtained shall be further divided by twelve to determine the monthly "Fixed Apron Fee Rate" per gate; and fifty percent of the estimated Net Apron and Taxiway Area Cost shall be divided by the projected Total Take-off Weight of Signatory Airlines for the Fiscal Year to determine the "Variable Apron Fee Rate" per 1,000 pounds of take-off weight.

       D. As soon as possible following the close of each Fiscal Year, the actual Apron and Taxiway Area Cost and actual required Variable and Fixed Apron Fee Rates shall be ascertained by the AUTHORITY for the Fiscal Year. The actual required Variable Apron Fee Rate will be multiplied by the actual Total Take-off Weight of all Signatory Airlines and the actual required Fixed Apron Fee Rate will be multiplied by the number of aircraft parking positions preferentially-assigned to Signatory Airlines to determine the actual Signatory Airline Apron Fee Requirement for the Fiscal Year. The difference between the actual Signatory Airline Apron Fee Requirement and actual Apron Fees billed to such Signatory Airlines for such Fiscal Year shall be applied as (or recovered through) direct credits against (or additional charges to) invoices over the remaining months of the current Fiscal Year.

SECTION 8.06--EXTRAORDINARY ADJUSTMENTS OF TERMINAL BUILDING SPACE RENTAL RATES AND APRON FEE RATE

       In the event that, at any time during a Fiscal Year, any of the components of Terminal Building Area Cost, or Apron and Taxiway Area Cost, or the total Takeoff Weight of all Signatory Airlines varies materially (upward or downward 10% or more) from the estimates used in setting Terminal Building Rental Rates or Apron Fee Rates, such rates may be adjusted either up or down for the balance of such Fiscal Year, in the event that such adjustment is deemed necessary by AUTHORITY or AIRLINE to ensure that adequate Revenues will be available from such fees to cover the estimated Signatory Airline Rental Requirement and Signatory Airline Apron Fee Requirement for the Fiscal Year.

                                END OF ARTICLE 8

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

                                    ARTICLE 9
                   AUTHORIZING LEGISLATION FOR SALE OF BONDS

SECTION 9.01--GENERAL

       A. In the event of conflicts between this Agreement and the Bond Resolution, the Bond Resolution shall govern.

       B. The following terms, where used in this Agreement, have the meanings set forth in the Bond Resolution:

                     -      Construction Fund
                     -      Revenue Fund
                     -      Operation and Maintenance Fund
                     -      Bond Fund
                     -      Equipment and Capital Outlay Fund
                     -      Renewal and Replacement Fund
                     -      Development and Contingency Fund
                     -      Surplus Fund

       C. Subject to the terms and provisions of the Bond Resolution, it is mutually understood and agreed that, so long as any Bonds secured by the Bond Resolution are outstanding, the deposit and application of Revenues shall be governed by the Bond Resolution. AUTHORITY agrees to notify AIRLINE of any material changes to Bond Resolution affecting AIRLINE's obligations herein.

                                END OF ARTICLE 9

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

                                   ARTICLE 10
                      MAINTENANCE AND OPERATION OF AIRPORT

SECTION 10.01--GENERAL

       A. AUTHORITY agrees that it will with reasonable diligence prudently develop, improve, and at all times maintain and operate the Airport with adequate, efficient, and qualified personnel and keep Airport in good repair including, without limitation, the Terminal Building Area, Apron and Taxiway Area, and all appurtenances, facilities, and services now or hereafter connected therewith as the same relate to AIRLINE's air transportation system; will keep Airport and its aerial approaches free from obstruction and interference for the safe and proper use thereof by AIRLINE; and will develop, maintain and operate Airport in all respects in a manner at least equal to the standards or rating established by the FAA and any other governmental agency having jurisdiction thereof, except for conditions beyond the control of AUTHORITY.

       B. Responsibility for maintenance, cleaning, and operation of terminal building and apron facilities shall be as set forth in Exhibit "E," and as set forth in Section 10.02 below.

SECTION 10.02--TERMINAL BUILDING

       A. AUTHORITY shall operate and maintain and keep in good condition and repair the terminal building and all additions, improvements, utilities, facilities, and equipment now or hereafter provided by AUTHORITY at or in connection with the terminal building, except any improvements, facilities, and equipment constructed or installed by AIRLINE. AUTHORITY shall keep the terminal building, except AIRLINE's Preferential Use Space, in a neat, orderly, sanitary, and presentable condition.

       B. In accordance with EXHIBIT "E," AUTHORITY shall at all times maintain and keep in good condition and repair the public area and Joint Use Space and Common Use Space of the terminal building so as to provide for reasonable unobstructed use thereof by passengers and invitees, and shall keep such area adequately supplied, equipped (including directional signs), furnished, and decorated.

       C. AUTHORITY shall supply or cause to be supplied appropriate and adequate equipment and maintenance for air conditioning, ventilation, heat, water, and sewerage facilities for terminal building public use areas, AIRLINE's Preferential Use Space, Joint Use Space, and Common Use Space; adequate illumination in Common Use Space and Joint Use Space; and janitorial service in terminal building public use areas and Common Use Space and Joint Use Space.

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

       D. AIRLINE shall at all times keep its Preferential Use Space neat, orderly, sanitary, and presentable. AIRLINE shall be responsible for relamping such spaces; shall furnish its own janitorial service for such spaces and shall cause to be removed at AIRLINE's own expense from such spaces all waste, garbage, and rubbish, and agrees not to deposit the same on any part of Airport, except that AIRLINE may deposit same temporarily in its Preferential Use Space or in space designated by AUTHORITY in connection with collection for removal. Any repairs made by AIRLINE or on its account shall be of good, commercially reasonable quality in both materials and workmanship. All repairs will be made in conformity with the rules, regulations and ordinances prescribed from time to time by federal, state, county, or municipal authorities having jurisdiction over the location of the work.

       E. AIRLINE shall maintain the apron area associated with its preferentially assigned gates in a neat, clean, and orderly condition, free from litter, debris, refuse, petroleum products, or grease that may result from activities of its passengers, employees, agents, or suppliers, and remove all oil and grease spillage which is attributable to AIRLINE's aircraft or equipment from its aircraft parking positions.

       F. AIRLINE shall perform, at its sole expense, ordinary preventive maintenance and ordinary upkeep and repair of it's personal property, trade fixtures, and equipment located in its Preferential Use Space, or Joint Use Space.

       G. AIRLINE shall, at the expiration of the term of this Agreement, make any and all repairs necessary to restore the property within its Preferential Use Space to its original condition, ordinary wear and tear accepted.

       H. No abatement of fees and charges shall be claimed by or allowed to AIRLINE by reason of the exercise of any or all of the foregoing rights enumerated in this Section.

SECTION 10.03--AUTHORITY'S RIGHT TO INSPECT AND MAKE REPAIRS

       AUTHORITY, by its authorized officers, employees, agents, contractors, subcontractors and other representatives shall have the right (at reasonable times, upon prior notice, and using its best efforts to create as little interruption of AIRLINE's business as is reasonably practical), to enter upon the Assigned Area accompanied by an authorized AIRLINE representative, if practical for the following purposes:

       A. To inspect such area to determine whether AIRLINE has complied and is in compliance with the terms and conditions of this Agreement. AUTHORITY shall be the sole judge of the quality of maintenance.

       B. To perform such maintenance, cleaning, or repair as AUTHORITY reasonable deems necessary and, if AIRLINE fails to perform its obligations under this Article,

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

AUTHORITY may perform the work and recover the reasonable cost of such maintenance, cleaning, or repair from AIRLINE, plus a 15 percent administrative charge from AIRLINE on the next rent date.

       C. Without limiting the generality of the foregoing, the AUTHORITY, by its officers, employees, representatives, and contractors, shall have the right, for the benefit of AIRLINE or for the benefit of others at the Airport, to maintain existing or future utilities systems or portions thereof in the Assigned Area, including therein, without limitation thereto, systems for the supply of heat, hot and cold water, gas, electricity, and for the furnishing of fire alarm, fire protection, sewage, drainage, air conditioning, telephone, telegraph, and equipment connected with or appurtenant to all such systems, and to enter upon the Assigned Area at all reasonable times to make such repairs, alterations, and replacement as may, in the opinion of the AUTHORITY be deemed necessary or advisable and from time to time, to construct or install over, in, under or through the Assigned Area new lines, pipes, mains, wires, conduits, and equipment; provided, however, that such repair, alteration, replacement or construction shall not unreasonably interfere with the use of the Assigned Area by AIRLINE. Notwithstanding the above language, AUTHORITY shall have the right to immediate access to utilities systems or portions thereof in Assigned Area in the event of an emergency which would threaten the safety of human life and/or the property of the AUTHORITY.

       D. Nothing in this Section shall, or shall be construed to, impose upon the AUTHORITY any additional obligation so to construct or maintain or to make repairs, replacements, alterations, or additions to Preferential Use Space, or shall create any liability for any failure so to do.

       E. No abatement of fees and charges shall be claimed by or allowed to AIRLINE by reason of the exercise of any or all of the foregoing rights enumerated in this Section.

SECTION 10.04--POLLUTION CONTROL

       AIRLINE, its officers, agents, servants, employees, invitees, independent contractors, successors or assigns shall not discharge or place any industrial waste or other foreign material into any component of the storm drainage system or onto any paved or unpaved area within the boundaries of the Airport without first neutralizing or treating same as required by applicable anti-pollution laws or ordinances, and in a manner satisfactory to AUTHORITY, the Environmental Protection Agency, the Department of Health and Environmental Control, and other public bodies, federal, state, or local having jurisdiction over, or responsibility for prevention of pollution of canals, streams, rivers, and other bodies of water. AIRLINE's introduction of objectionable waste into any component of AUTHORITY'S sanitary or storm drainage system may, if not remedied by AIRLINE with all due dispatch, at the sole discretion of AUTHORITY, be deemed to be an event of default and cause for cancellation of this

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

Agreement by AUTHORITY, in conformity with the provisions of Article 14 hereof. Such cancellation shall not relieve AIRLINE of or from liability for such introduction.

                                END OF ARTICLE 10

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

                                   ARTICLE 11
                        DAMAGE OR DESTRUCTION OF PREMISES

SECTION 11.01--DAMAGE OR DESTRUCTION

       A. Should the Assigned Area or any portions thereof, or buildings or structures of which such space may be a part, be damaged by fire or other casualty, the AUTHORITY shall notify AIRLINE within sixty (60) days whether the space shall be repaired. If the space is to be repaired, it will be repaired with due diligence by the AUTHORITY, and the rental allocable to the particular building, rooms, or other portion of the space rendered untenantable shall be abated for the period from the occurrence of the damage to the completion of the repairs provided, however, that the AUTHORITY will exert its best effort to provide AIRLINE with reasonably similar temporary substitute space, if available, at such rent as deemed necessary and reasonable by the AUTHORITY, but in no event in art amount greater than that previously paid by AIRLINE for such space until such time as the repairs are completed.

       B. If the AUTHORITY shall fail to notify AIRLINE of its decision within sixty (60) days after destruction, the AUTHORITY shall be deemed to have elected to terminate this Agreement as to the space damaged or destroyed, and the Agreement shall automatically terminate as to such space as of the date of the damage.

                                END OF ARTICLE 11

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

                                   ARTICLE 12
                          INSURANCE AND INDEMNIFICATION

SECTION 12.01--INSURANCE

       A. AIRLINE shall carry during the term of this Agreement, the liability insurance coverage with limits as hereinafter stated, but the carrying of such insurance coverage shall not relieve AIRLINE of any of its obligations under this Agreement.

       B. AIRLINE shall, without expense to AUTHORITY, and upon commencement of the term hereof, obtain and cause to be kept in force liability insurance coverage, insofar as such coverage is available under policies and endorsements thereto approved by the South Carolina Insurance Commission, insuring against the liabilities set forth in the indemnification paragraph below. Such insurance shall include, by way of example but not by way of limitation, comprehensive general liability coverage and automobile liability insurance coverage and shall be in not less than the amounts hereinafter stated. Such insurance coverage shall be provided by policies issued by a company or companies of sound and adequate financial responsibility. Such insurance policies shall contain an endorsement providing that AUTHORITY will be given not less than thirty (30) days notice prior to the cancellation of the policy or material alteration of the coverages provided by said policies. The comprehensive general liability policies shall include contractual liability coverage and shall make reference to this Agreement. AIRLINE shall cause a certificate or certificates of insurance to be furnished to AUTHORITY evidencing such insurance coverage. In the event AUTHORITY is notified that any of the coverage required herein is to be canceled or changed in such a manner as not to comply with the requirements of the Agreement, AIRLINE shall, within thirty (30) days prior to the effective date of such cancellation or change, obtain and provide AUTHORITY with certificates evidencing the re-establishment of the insurance coverage required hereby.

       The following statement is required on the face of the insurance certificate:

       "Charleston County Aviation Authority, its officials, servants, agents, and employees are named as additional insureds consistent with the terms of the Scheduled Airline Operating Agreement and Terminal Building Lease. "

       C.     The minimum limits of coverage shall be as follows:

              1) Comprehensive Public Liability Insurance, including but not limited to Personal Injury, broad form contractual and broad form Property Damage, (per accident):..........
                     Combined Single Limit $100,000,000

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

              2) Automobile Liability Insurance, bodily (per person) Property Damage
                     (per accident):............Combined Single Limit $5,000,000

              3) Fire Insurance - (Contents, improvements, etc. within Assigned Area):
                     ..................l00% of replacement value of improvements

              4)     Worker's Compensation:.............Per Applicable State Law

       The aforesaid amounts and types of insurance shall be reviewed from time to time by AUTHORITY and adjusted if AUTHORITY reasonably determines such adjustments are necessary to protect AUTHORITY's interest.

       D. Insofar as said insurance provides protection against liability for damages to third parties for personal injury, death, and property damage, AUTHORITY shall be included as an additional insured; provided, however, such liability insurance coverage shall also extend to damage, destruction, and injury, to AUTHORITY owned or leased property and AUTHORITY personnel excluding claims attributable to worker's compensation, and to the extent caused by, or resulting from the negligent or willful acts, operations, or omissions of AIRLINE, its officers, agents, employees, and independent contractors on the Airport. AUTHORITY shall have no liability for any premiums charged for such coverage, and the inclusion of AUTHORITY as an additional insured is not intended to, and shall not, make AUTHORITY a partner or joint venturer with AIRLINE in its operations on the Airport.

SECTION 12.02--INDEMNIFICATION

       AIRLINE covenants that it and all of its agents, servants, employees, and independent contractors will use due care and diligence in all of its or their activities and operations at the Airport and that AIRLINE hereby agrees to indemnify and hold harmless AUTHORITY for all damages to the property of AUTHORITY which shall be caused by an act or omission on the part of AIRLINE, its agents, servants, employees, or independent contractors, and AIRLINE shall pay on behalf of AUTHORITY all sums which AUTHORITY shall become obligated to pay by reason of the liability, if any, imposed by law upon AUTHORITY for damages because of bodily injury, including damages for care and loss of service, and including death at any time resulting from bodily injury, and because of injury to or destruction of property, including pollution or environmental damage, and including the loss of use thereof, which may be caused by or result from any of the activities, omissions, or operations of AIRLINE, its agents, servants, employees, or contractors and AIRLINE shall pay and satisfy judgments finally establishing the liability of AUTHORITY in all actions defended by AIRLINE pursuant to this section; AIRLINE shall investigate or cause the investigation of accidents involving such injuries; shall negotiate or cause to be negotiated all claims made as may be deemed expedient by AIRLINE, and shall defend, or cause to be defended, suits for damages, even if groundless, false, or fraudulent, brought on account of such injuries or damages, in the name and on behalf

CHARLESTON COUNTY AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

of AUTHORITY; AIRLINE shall pay or cause to be paid all cost incurred by AUTHORITY including but not limited to reasonable legal fees and expert fees actually incurred in any legal proceeding defended by AIRLINE aforesaid, and interest accruing up to the date of payment by AIRLINE, and all premiums charged upon appeal bonds required in such proceedings, and all expenses incurred by AIRLINE for investigation, negotiation, and defense. AUTHORITY shall, upon notice thereof, give AIRLINE every demand, notice, summons, or other process received in any claim or legal proceeding contemplated herein. In the event AUTHORITY shall fail to give AIRLINE notice of any such demand, notice, summons, or process received by AUTHORITY and such failure to give notice shall result in prejudice to AIRLINE in the defense of any action or legal proceeding contemplated herein, such failure or delay shall release AIRLINE of its liability as set forth in this paragraph insofar as only the particular claim or legal proceeding is concerned, and only to the extent of such prejudice. Nothing in this Article shall be deemed a change or modification in any manner whatsoever of the method or conditions of preserving, asserting, or enforcing any claim or legal liability against AUTHORITY. This shall not be construed as a waiver of AUTHORITY's sovereign immunity. AIRLINE shall further indemnify AUTHORITY for any and all fines, penalties, assessments, levies, or similar costs assessed on the AUTHORITY but caused by or as a result of actions taken or forborne by AIRLINE.

SECTION 12.03--NON-LIABILITY OF AUTHORITY

       A. AUTHORITY shall not in any event be liable for any acts or omissions of AIRLINE or its agents, servants, employees, or independent contractors, or for any condition resulting from the operations or activities of any lessee, tenant, or concessionaire, AIRLINE's agents, servants, employees, or independent contractors, or for any conditions resulting from the operations or activities of AIRLINE's agents, servants, employees, or independent contractors either to AIRLINE or to any other person except to the extent caused by the negligence or willful misconduct of AUTHORITY, its officers, employees, or agents.

       B. AUTHORITY shall not be liable for AIRLINE's failure to perform any of the obligations under this Agreement or for any delay in the performance thereof, nor shall any such delay or failure be deemed a default by AUTHORITY except to the extent caused by the negligence or willful misconduct of AUTHORITY, its officers, employees, or agents.

       C. AUTHORITY shall not be liable for any loss or damages suffered by AIRLINE arising out of the interruption or cessation of the business conducted by AIRLINE under this Agreement.

                                END OF ARTICLE 12

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

                                   ARTICLE 13
                             ASSIGNMENT OR TRANSFER

SECTION 13.01--GENERAL

       Except as provided in this Article 13, AIRLINE shall not at any time assign, transfer, convey, mortgage, pledge, or encumber its interest under this Agreement, or any part of the Assigned Area, to any party without prior written approval of AUTHORITY.

SECTION 13.02--RELINQUISHMENT OF SPACE

       If AIRLINE desires to relinquish any of its Assigned Area, AIRLINE will notify AUTHORITY in writing of the space available, and AUTHORITY shall use its best efforts to reassign the space to another airline. No assignment, transfer, conveyance, or sublease by AIRLINE shall relieve AIRLINE of its responsibility for payment of rent and performance of all other obligations provided in this Agreement, without specific written consent by AUTHORITY to such relief.

SECTION 13.03--MERGERS

       A. AIRLINE shall not allow its interest under this Agreement to be transferred to, passed to or devolved upon any other person, firm or corporation, by operation of law, stock transfer, or otherwise without the prior written consent of AUTHORITY, it being understood that a transfer or series of transfers of an amount or amounts totaling fifty percent (50%) or more of AIRLINE's outstanding voting stock to one party or a group of parties acting in concert shall be deemed to be a transfer of AIRLINE's interest hereunder.

       B. The foregoing provisions shall not apply to AIRLINE or to a corporation which owns all or substantially all of the shares of AIRLINE if the shares of AIRLINE or such owner corporation are traded on the New York Stock Exchange, American Stock Exchange, or NASDAQ Exchange.

       C. As to AIRLINE's or owner corporations whose shares are traded on the New York Stock Exchange, American Stock Exchange, or NASDAQ Exchange, the following provision shall apply:

              AIRLINE shall not assign, transfer, sublease, pledge, surrender, or otherwise encumber or dispose of the Assigned Area, or any interest therein, or permit any other person to occupy the same, without the prior written consent of AUTHORITY. However, the obligations of

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

              AIRLINE hereunder may be fulfilled or discharged by a licensed member of AIRLINE, duly appointed by AIRLINE and approved by AUTHORITY, on the express condition that any such licensee shall subscribe to this Agreement and expressly assume each and every obligation of AIRLINE hereunder and upon such assumption shall have all the privileges and rights granted to AIRLINE. The restrictions of this paragraph shall also not apply to any assignment by AIRLINE to a corporation into or with which AIRLINE may merge or consolidate upon such successor corporation's express assumption of AIRLINE's obligations hereunder.

       D. Any assignment, sublease, or transfer of any type of AIRLINE's obligations permitted hereunder or to which AUTHORITY may consent shall not operate to release or discharge AIRLINE from its obligations under this Agreement.

SECTION 13.04--BANKRUPTCY

       Furthermore, Section 13.01 shall not apply to any valid assumption or assignment of this Agreement, the Assigned Area, or any part thereof by a trustee, or the AIRLINE, as a debtor in possession under Section 365 of the Bankruptcy Code of 1978, as amended; provided, however, that adequate assurance of future performance as provided by Section 365 of the Bankruptcy Code of 1978, as amended is given. For the purposes of the assumption or assignment of this Agreement this shall include, but shall not be limited to:

       1. Adequate assurance of the reliability of the proposed source for the charges and fees due under this Agreement upon the assumption or assignment of this Agreement;

       2. Adequate assurance that all other consideration due under this Agreement shall be forthcoming after the assumption or assignment of this Agreement; and

       3. The procurement of a bond from a financially reputable surety covering any costs or damages incurred by the AUTHORITY.

SECTION 13.05--CONSENT TO ASSIGNMENT, TRANSFER, OR CONVEYANCE

       A. Except as otherwise provided in this Agreement, AIRLINE may assign, transfer, or convey its interest under this Agreement only upon receiving the prior written consent of AUTHORITY, which consent shall not be unreasonably withheld.

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

       B. Under no circumstances will AIRLINE be allowed to mortgage, encumber, or subrogate the real property contained in the Assigned Area.

       C. Consent by AUTHORITY to any type of transfer provided for by this Article shall not in any way be construed to relieve AIRLINE from obtaining further consent for any subsequent transfer or assignment of any nature whatsoever.

                                END OF ARTICLE 13

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

                                   ARTICLE 14
                                    DEFAULTS

SECTION 14.01--DEFAULT

       A. If AIRLINE (1) fails to pay fees and charges or any other payment past due hereunder within thirty (30) days of mailing of written notice of a past due account, or (2) fails to commence immediately to keep and perform any of its other covenants and agreements within thirty (30) days of mailing of written notice, or (3) fails to continue to complete any of its covenants and agreements after performance is commenced, or after the filing of any petition, proceedings, or action by, for, or against the AIRLINE under any insolvency, bankruptcy, or re-organization act of law, then at the election of AUTHORITY:

       1. Without terminating this Agreement, AUTHORITY may re-enter the areas and improve and recontract all or any part of it to others, for the account of AIRLINE, including costs of renovation and fifteen percent (15%) administrative fee paid to AUTHORITY for all amounts received, and AIRLINE shall promptly reimburse AUTHORITY for any deficiency in charges or other payments received under such recontracting, as compared to AIRLINE's obligations hereunder.

       2. At any time before or after a re-entry and recontracting as provided in Section 14.01(A) above, AUTHORITY may terminate AIRLINE's rights under this Agreement as provided in Article 15, without any restriction upon recovery by AUTHORITY for past due charges and other obligations of AIRLINE.

       B. AUTHORITY shall have all additional rights and remedies as may be provided by law.

SECTION 14.02--ATTORNEY FEES

       If the termination of the Agreement by AUTHORITY is due to the default of the AIRLINE, thereby resulting in any litigation, settlement, or arbitration that finds the AIRLINE in default under the above conditions, the AIRLINE agrees to indemnify and hold harmless the AUTHORITY from all liability and expense and will pay and discharge all loss including reasonable and actual attorney fees, cost and expenses resulting from or in any manner connected with such litigation, settlement, or arbitration including administration, appellate or collateral proceedings, investigation, negotiation, and defense of the Agreement.

                                END OF ARTICLE 14

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

                                   ARTICLE 15
                                   TERMINATION

SECTION 15.01--EVENTS PERMITTING TERMINATION BY AIRLINE

       AIRLINE may terminate this Agreement and terminate all of its future obligations hereunder at any time that AIRLINE is not in default in its payments or other obligations to the AUTHORITY hereunder, by giving AUTHORITY thirty (30) days advance written notice;

       1. If the Airport is permanently abandoned as an air transportation facility.

       2. If the use of the Airport is restricted in such a manner that the AIRLINE cannot reasonably operate on the Airport for a period of sixty (60) days.

       3. If the AUTHORITY is in breach of any of the covenants or agreements contained in this Agreement for a period exceeding thirty (30) days after receipt of written notice of such breach.

SECTION 15.02--EVENTS PERMITTING TERMINATION BY AUTHORITY

       A. AUTHORITY may terminate this Agreement and all of its obligations hereunder upon thirty (30) days notice and may exercise all rights of entry and re-entry upon the demised Assigned Area, with or without process of law, upon or after the occurrence of any one of the following events:

              1. The breach by AIRLINE of any of the covenants or agreements contained in this Agreement for a period exceeding thirty
                     (30) days after mailing of written notice of such breach; or subsequent breach by AIRLINE of any of the covenants or agreements contained herein at any time after mailing of thirty (30) days written notice whether or not AIRLINE came into initial compliance; or

              2. The termination by AIRLINE of the conduct, or a material portion of the conduct, of AIRLINE's business at the Airport.

              3. Pursuant to the requirements of 14 CFR Part 158, AUTHORITY shall have the right to terminate this Agreement in the event any portion of AIRLINE's Assigned Area is not fully utilized and is not made available for use by potentially competing air carriers or foreign air carriers. The

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

                     foregoing provision shall apply only if and to the extent required by 14 CFR Part 158 or by any PFC assurance executed by AUTHORITY pursuant to said regulation.

       B. Any re-entry shall not in any manner affect, alter, or diminish any of the obligations of AIRLINE under this Agreement.

       C. No acceptance by the AUTHORITY of fees, charges, or other payments, in whole or in part, for any period or periods during or after a default of any of the terms, covenants, or conditions to be performed, kept, or observed by AIRLINE, other than payment in full after a default in the payment of fees and charges as set forth in Article 7 hereof, shall be deemed a waiver of any right on the part of the AUTHORITY to terminate this Agreement on account of such default.

       D. No waiver by the AUTHORITY of any default on the part of AIRLINE in the performance of any of the terms, covenants, or conditions hereof to be performed, kept, or observed by AIRLINE shall be, or be construed to be, a waiver by the AUTHORITY of any other or subsequent default in performance of any of said terms, covenants and conditions.

       E. Not withstanding any of the above, AUTHORITY may immediately terminate this Agreement if AIRLINE fails to keep the requirements of Section
12.01 in full force and effect.

SECTION 15.03--SURVIVAL OF AIRLINE'S OBLIGATION

       In the event that this Agreement shall have been terminated in accordance with the notice of termination, as provided in Section 15.02 hereof, or the interests of AIRLINE canceled pursuant thereto, or in the event that the AUTHORITY has re-entered, regained, or resumed possession of the Assigned
Area, the AUTHORITY shall have the right of continuing in effect all obligations hereunder of AIRLINE.

SECTION 15.04--SURRENDER OF ASSIGNED AREA

       A. AIRLINE covenants and agrees that upon expiration of the term of this Agreement or upon earlier termination as herein above provided, it will peaceably surrender possession of the Assigned Area hereunder in good condition, reasonable wear and tear, acts of God, fire, and other casualties excepted. AUTHORITY shall have the right to take possession of said Assigned Area. AUTHORITY shall not be required to give notice to quit possession at the expiration date of the term of this Agreement.

CHARLESTON COUNTY AVIATION AUTHORITYY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

       B. AIRLINE shall have the right upon termination or reassignment and within thirty (30) days thereafter, to remove all trade fixtures and other personal property installed or placed by it at its expense, in, on, or about the Airport, subject, however, to any valid lien which AUTHORITY may have thereon for unpaid rentals, fees and charges. The AIRLINE shall not abandon any of its property on the Assigned Area without the written consent of AUTHORITY and agrees to reimburse AUTHORITY for any costs incurred in the removal of AIRLINE's property by AUTHORITY.

       C.     Any and all property not removed by AIRLINE within the said thirty
(30) day period shall, at the option of the AUTHORITY become a part of the land on which it is located and title shall vest in the AUTHORITY.

       D. Any holding-over by AIRLINE after the termination of this Agreement or the expiration of its term without the written consent of AUTHORITY, except for the period authorized for removal of property herein upon the expiration or termination hereof, shall create a month to month term only. All insurance and performance bond requirements shall remain in full force and effect.

SECTION 15.05--ENVIRONMENTAL CONTAMINATION

       Upon termination (whether by expiration of the term, cancellation, forfeiture, repurchase or otherwise), AUTHORITY may test the Assigned Area for environmental and/or petroleum contamination, the cost for which shall be reimbursed by AIRLINE upon demand if the contamination was caused by AIRLINE's operations. In the event the Assigned Area tests positive for environmental and/or petroleum contamination, AIRLINE, at AIRLINE's expense, shall be required to clean up any and all contamination (all in accordance with all applicable laws, rules, and regulations) if the contamination was caused by AIRLINE's operations. At the AUTHORITY'S option, AUTHORITY may require AIRLINE to deposit a sum of money equal to estimated cost to clean up the contamination. Said deposit shall be due within ten (l0) days of demand by the AUTHORITY. Upon completion of clean up and acceptance by AUTHORITY, AUTHORITY shall return said deposit to AIRLINE, less cost incurred, if any. If costs exceed the amount of the deposit, AIRLINE shall promptly reimburse AUTHORITY for the costs.

                                END OF ARTICLE 15

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

                                   ARTICLE 16
                               GENERAL PROVISIONS

SECTION 16.01--NON-DISCRIMINATION

       A. The AIRLINE, for itself, its personal representatives, successors in interest, and assigns, as a part of the consideration hereof, does hereby covenant and agree: (1) that no person, on the grounds of race, color, creed, political ideas, sex, age, or physical or mental handicap, shall be excluded from participation, denied the benefits of, or be otherwise subjected to discrimination in the use of said facilities; (2) that in the construction of any improvements and the furnishing of services, no person on the grounds of race, color, creed, political ideas, sex, age, or physical or mental handicaps, shall be excluded from participation in, denied the benefits of, or otherwise be subjected to discrimination; (3) that the AIRLINE shall use the Assigned Area in compliance with all other requirements imposed by or pursuant to Title 49, Code of Federal Regulations, Department of Transportation, Subtitle A, Office of the Secretary, Part 21, Non-discrimination in Federally Assisted Programs of the Department of Transportation, Effectuation of Title VI of the Civil Rights Act of 1964, and as said acts and regulations may be amended.

       B. Noncompliance with Section 16.01(A) above shall constitute a material breach thereof, and in the event of such noncompliance, within a reasonable period, the AUTHORITY shall have the right to terminate this Agreement and the rights hereby created without liability therefor or, at the election of the AUTHORITY or the United States, either or both said Governments shall have the right to judicially enforce Section 16.01(A).

SECTION 16.02--GRANTING OF MORE FAVORABLE TERMS

       A. AUTHORITY covenants and agrees not to enter into any lease, contract, or any other agreement with any other Air Transportation Company providing scheduled service at the Airport containing substantially more favorable terms than this Agreement, or to grant to any tenant engaged in scheduled air transportation, rights or privileges with respect to the Airport which are not accorded AIRLINE hereunder, unless the same rights, terms, and privileges are concurrently made available to AIRLINE.

       B. This Article shall not prevent AUTHORITY from permitting non-scheduled itinerant aircraft operators from using the terminal building facilities on a charge-per-use basis. Further, this Article shell not prevent AUTHORITY from extending more favorable terms to any carrier operating aircraft of less than 12,500 pounds gross landing weight on routes which are not competitive with Signatory Airlines; provided, however, that rental rates extended to such carriers shall not be less than the rate obtained by dividing the total Terminal Building Area Cost by the total area of enclosed space in the terminal building.

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

       C. Notwithstanding Section 16.02 (B) above, AUTHORITY convenants that it will take the differing commitments and obligations of the nonsignatory tenants into consideration in establishing nonsignatory tenant rates. At the effective date of this Agreement, it is the AUTHORITY's intent to establish nonsignatory rates at the lesser of the commercial compensatory rate or 1.25 times the Signatory Airlines' rate.

SECTION 16.03--FEDERAL AVIATION ACT, SECTION 308

       Nothing herein contained shall be deemed to grant AIRLINE any exclusive right or privilege within the meaning of Section 308 of the Federal Aviation Act for the conduct of any activity on the Airport.

SECTION 16.04--SUBORDINATION TO AGREEMENTS WITH THE UNITED STATES GOVERNMENT

       This Agreement is subject and subordinate to the provisions of any agreement heretofore or hereafter made between AUTHORITY and the United States, relative to the operation or maintenance of the Airport, the execution of which has been required as a condition precedent to the transfer of federal rights or property to AUTHORITY for Airport purposes, or to the expenditure of federal funds for the improvement or development of the Airport, including the expenditure of federal funds for the development of the Airport in accordance with the provisions of the Federal Aviation Act of 1958, as it has been amended from time to time. To the best of its knowledge and belief, AUTHORITY convenants that it has no existing agreements with the United States in conflict with the express provisions hereof.

SECTION 16.05--RULES, REGULATIONS AND ORDINANCES

       A. AIRLINE shall observe and obey all Rules, Regulations and Ordinances promulgated, from time to time during the term hereof, by AUTHORITY governing conduct on and operations at the Airport and use of its facilities. Copies of the Rules, Regulations and Ordinances as adopted, shall be forwarded to AIRLINE upon request. AUTHORITY agrees that all Rules, Regulations and Ordinances so promulgated shall not be inconsistent with the express terms of this Agreement or any legally authorized rule or regulation of the Federal Aviation Administration, or any other federal or state agency, which is binding in law on AIRLINE, as the same now are or may from time to time be amended or supplemented.

       B. AIRLINE shall not violate, nor knowingly permit its agents, contractors, or employees acting on AIRLINE's behalf to violate any such Rules, Regulations and Ordinances.

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

SECTION 16.06--COMPLIANCE WITH LAW

       A. AIRLINE shall not use the Assigned Area or any part thereof, or permit the same to be used by any of its employees, officers, agents, subcontractors, invitees, or licensees for any illegal purposes and shall, at all times during the term of this Agreement, comply with all applicable ordinances and laws of any City, County, or State government or of the United States Government, and of any political division or subdivision or agency, authority, or commission thereof which may have jurisdiction to pass laws or ordinances or to make and enforce Rules, Regulations and Ordinances with respect to the uses hereunder or the Assigned Area.

       B. At all times during the term of this Agreement, AIRLINE shall in connection with its activities and operations at the Airport:

              1. Comply with and conform to all present and future statutes and ordinances, and regulations promulgated thereunder, of all federal, state, and other governmental bodies of competent jurisdiction which apply to or affect, either directly or indirectly, the AIRLINE's activities under this Agreement.

              2. Make, at its own expense, all nonstructural improvements, repairs, and alterations to its Preferential Use Space (subject to prior written approval of AUTHORITY), equipment, and personal property which are required to comply with or conform to any of such statutes and ordinances.

              3. Be and remain an independent contractor with respect to all installation, construction, and services performed by or on behalf of AIRLINE hereunder.

       C. AUTHORITY shall in no way be held liable or responsible for AIRLINE's violation or non-observance of any of the aforementioned ordinances and laws.

SECTION 16.07--GOVERNING LAWS

       This Agreement and all disputes arising hereunder shall be governed by the laws of the State of South Carolina.

SECTION 16.08--NONWAIVER OF RIGHTS

       No waiver of default by either party of any of the terms, covenants, and conditions hereof to be performed, kept, and observed by the other party shall be construed as, or shall

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

operate as, a waiver of any subsequent default of any of the terms, covenants, or conditions herein contained, to be performed, kept, and observed by the other party.

SECTION 16.09--AGENT FOR SERVICE OF PROCESS

       It is expressly understood and agreed that if AIRLINE is not a resident of the State of South Carolina, or is an association or partnership without a member or partner resident of said State, or is a foreign corporation, then in any such event AIRLINE shall appoint an agent for the purpose of service of process in any court action between it and AUTHORITY arising out of or based upon this Agreement; otherwise, if AIRLINE does not notify AUTHORITY of said appointment within thirty (30) days of execution of this Agreement, AIRLINE does hereby designate the Secretary of State, State of South Carolina its agent for the purpose of service of process in any court action between it and AUTHORITY arising out of or based upon this Agreement, and the service shall be made as provided by the laws of the State of South Carolina for service upon a non-resident. It is further expressly agreed, covenanted, and stipulated that, if for any reason, service of such process is not possible, and as an alternative method of service of process, AIRLINE may be personally served with such process out of this State by the registered mailing of such complaint and process to AIRLINE at the address set out hereafter in this Agreement. Any such service out of this State shall constitute valid service upon AIRLINE as of the date of mailing, and AIRLINE shall have thirty (30) days from date of mailing to respond thereto. It is further expressly agreed that AIRLINE is amenable to and hereby agrees to the process so served, submits to the jurisdiction, and waives any and all obligations and protest thereto, any laws to the contrary notwithstanding.

 SECTION 16.10--WAIVER OF CLAIMS

       AIRLINE hereby waives any claim against AUTHORITY, and its officers, or employees for loss of anticipated profits caused by any suit or proceedings directly or indirectly attacking the validity of this Agreement or any part thereof, or by any judgment or award in any suit proceeding declaring this Agreement null, void, or voidable, or delaying the same or any part hereof, from being carried out.

SECTION 16.11--NOTICES

       A. Notices required herein shall be given by registered or certified mail by depositing the same in the United States Mail in the continental United States, postage prepaid. Any such notice so mailed shall be presumed to have been received by the addressee 72 hours after deposit of same in the mail or upon actual receipt if sent by courier or overnight delivery. Either party shall have the right, by giving written notice to the other, to change the address at

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

which its notices are to be received. Until any such change is made, notices shall be delivered as follows:

                            1)     AUTHORITY:
                                   Director of Airports
                                   Charleston County Aviation Authority
                                   Charleston International Airport
                                   5500 International Boulevard, #101
                                   Charleston, South Carolina 29418-6911

                            2)     AIRLINE:
                                   PRESIDENT & VICE PRESIDENT, AIRLINE SERVICES
                                   --------------------------------------------
                                   AIR SOUTH AIRLINES, INC.
                                   --------------------------------------------
                                   2625 AIRPORT BLVD
                                   --------------------------------------------
                                   WEST COLUMBIA, SC 29170
                                   --------------------------------------------
                                   FAX (803) 822-4132
                                   --------------------------------------------

       B. If notice is given in any other Manner or at any other place, it will also be given at the place and in the manner specified above.

SECTION 16.12--HEADINGS

       The headings of the several articles and sections of this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit, or describe the scope or intent of any provisions of this Agreement and shall not be construed to affect in any manner the terms and provisions hereof or the interpretation or construction hereof.

SECTION 16.13--SEVERABILITY

       If one or more clauses, sections, or provision of this Agreement shall be held to be unlawful, invalid, or unenforceable, it is agreed that the remainder of the Agreement shall not be affected thereby.

 SECTION 16.14--INCORPORATION OF EXHIBITS

       All exhibits referred to in this Agreement are intended to be and hereby are a part of this Agreement.

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

SECTION 16.15--INCORPORATION OF REQUIRED PROVISIONS

       The parties incorporate herein by this reference all provisions lawfully required to be contained herein by any governmental body or agency.

SECTION 16.16--CONSENT OF THE PARTIES

       Where this Agreement requires the consent of one or more parties, the AIRLINE and the AUTHORITY agree that such consent shall not be unreasonably withheld.

SECTION 16.17--NONLIABILITY OF AGENTS AND EMPLOYEES

       No member, officer, agent, director, or employee of AUTHORITY or AIRLINE shall be charged personally or held contractually liable by or to the other party under term or provision of this Agreement or because of any breach thereof or because of its or their execution or attempted execution.

SECTION 16.18--SUCCESSORS AND ASSIGNS BOUND

       This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

SECTION 16.19--TIME OF ESSENCE

       Time is expressed to be of the essence of this Agreement.

SECTION 16.20--PRUDENT OPERATION

       AUTHORITY hereby covenants to manage the Airport System in a prudent and reasonable manner.

SECTION 16.21--QUIET ENJOYMENT

       A. AUTHORITY agrees that, so long as AIRLINE's payment of rentals, fees and charges is timely and AIRLINE keeps all covenants and agreements contained herein, AIRLINE shall peaceably have and enjoy its Assigned Area and all rights, privileges and

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

licenses of the Airport, its appurtenances and facilities granted herein, subject to the terms and conditions herein contained.

       B. Consistent with the nature of AIRLINE's business, AIRLINE agrees that the occupancy of its Assigned Area will be lawful and quiet and that it will not knowingly use or permit the use of Assigned Area in any way that would violate the terms of this Agreement, create a nuisance, or disturb other tenants or the general public. AIRLINE shall be responsible for the activity of its officers, employees, agents, and others under its control with respect to this provision.

SECTION 16.22--ENTIRE AGREEMENT

       This Agreement, together with all exhibits attached hereto, constitutes the entire Agreement between the parties hereto, and all other representations or statements heretofore made, verbal or written, are merged herein, and this Agreement may be amended only in writing, and executed by duly authorized representatives of the parties hereto.

                                END OF ARTICLE 16

CHARLESTON COUP AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

ATTEST:                                 CHARLESTON COUNTY AIRPORT DISTRICT
                                        CHARLESTON COUNTY AVIATION AUTHORITY

/s/ Elaine Wick                         By: /s/ Waring S. Howe, Jr.
-----------------------                     -----------------------------
                                            Waring S. Howe, Jr., Chairman

/s/ Mary Carol Campbell                 By: /s/ Jerry D. Gambrell
-----------------------                     -----------------------------
                                            Jerry D. Gambrell, Secretary

                                            AIRLINE: AIR SOUTH AIRLINES, INC.

                                            Dennis B. Crosby
/s/                                     By: /s/ Dennis B. Crosby
-----------------------                     -----------------------------
                                        Title: Vice President
                                               --------------------------

                           CERTIFICATE OF SECRETARY OF
                            AIR SOUTH AIRLINES, INC.

I, David Y. Monteith hereby certify that, (1) I am the duly authorized Secretary of Air South Airlines, Inc., a Delaware Corporation, charged with keeping the records and seal of said corporation, (2) that the President or any Vice president is authorize to execute contracts, performance bonds, labor and materials bonds on behalf of the Corporation, and (3) that Dennis B. Crosby is a Vice President of the Corporation.

WITNESS by my hand as Secretary, and the seal of the Corporation this 10th day of

January, 1997.






                                        /s/ David Y. Monteith (L.S.)
                                        ----------------------------
                                        David Y. Monteith






Sworn to before me this 10th
day of January, 1997.
/s/
--------------------------------
Notary Public for South Carolina
My Commission Expires: 11-16-98

CHARLESTON COUNTY AVIATION AUTHORITY
SCHEDULED AIRLINE OPERATING AGREEMENT
AND TERMINAL BUILDING LEASE

                      CHARLESTON COUNTY AVIATION AUTHORITY

                               OPINION OF ATTORNEY

       This is to certify that I have examined the attached Contract Documents, that after examination I am of the opinion that such Documents appear to conform to the Laws of the State of South Carolina, that the execution of the Contract Documents appear to be in due and proper form, and that the representatives of the respective contracting parties appear to have full power and authority to execute such Contract and Bonds on behalf of the respective contracting parties and that it appears the foregoing agreements constitute valid and binding obligations on such parties.

                                        /s/ Diane Schafer Goodstein
                                        ------------------------------
                                        DIANE SCHAFER GOODSTEIN
                                        Attorney for Charleston County
                                        Aviation Authority
                                        Charleston, South Carolina

This 19 day of March 1997.

                                    [MAP]

                            EXHIBIT B - AIR SOUTH
                            PREMISES IN TERMINAL BUILDING

                   [MAP OF CHARLESTON INTERNATIONAL AIRPORT
                         CHARLESTON, SOUTH CAROLINA]

                        INTERIM EXHIBIT B - AIR SOUTH

               PREMISES IN NEW TERMINAL BUILDING FOLLOWING DBO

                   [MAP OF CHARLESTON INTERNATIONAL AIRPORT
                         CHARLESTON, SOUTH CAROLINA]

                                  EXHIBIT C
                                  PREFERENTIAL USE GATE ASSIGNMENT PLAN

                   [MAP OF CHARLESTON INTERNATIONAL AIRPORT
                         CHARLESTON, SOUTH CAROLINA]

                                   EXHIBIT D

                                   EXAMPLE OF
                 CALCULATION OF AIRLINE RENTALS, FEES & CHARGES
                      FOR FISCAL YEAR ENDING JUNE 30, 1997



                                                                      FY-97
                                                                     BUDGET
                                                                     ------
TERMINAL BUILDING AREA RENTALS & CHARGES
----------------------------------------

Terminal Building Area Operations and
  Maintenance Expenses                                                $4,426,214

Revenue Bond Debt Service Allocable to
  Terminal Building Area                                               2,191,018

Deposit to Equipment & Capital Outlay Fund                                88,800

Amortization of Authority-Funded
  Improvements                                                           138,623

General Obligation Bond Debt Service
  Allocable to Terminal Building Area                                    866,357
                                                                      ----------
  Total Terminal Building Area Cost                                    7,711,012


Less: (1) Designated Revenue to be Credited
          Non-Military Concession Fees                                 2,739,515

          Other Terminal Building Rentals                                160,794

          Telecommunications System Charge                                55,500

          Allocable Interest Income                                       96,000
                                                                      ----------
                                                                       3,051,809

      (2) Military Charter Facilities
          Revenue Credit                                               1,048,398
                                                                      ----------
Net Terminal Building Area Cost                                        3,610,805

Signatory Airline Leased Space
  (square feet)                                                           66,551

Average Rental Rate (per square foot)                                      54.26

Signatory Airline Rental Requirement                                   3,610,805
                                                                      ==========

                                                                      FY-97
                                                                     BUDGET
                                                                     ------
APRON FEES
----------

Apron & Taxiway Area Operation and
  Maintenance Expenses                                                $   76,646

Revenue Bond Debt Service Allocable to
  Apron & Taxiway Area                                                         0

Deposit to Equipment & Capital Outlay Fund                                     0

Amortization of Authority-Funded
  Improvements                                                           126,505

General Obligation Bond Debt Service
  Allocable to Apron & Taxiway Area                                      160,227
                                                                      ----------
  Total Apron & Taxiway Area Cost                                        363,378


Less: (1) Apron & Taxiway Area Revenues
          from Sources Other than Signatory
          Airline & MAC Charter Carriers                                   5,000

      (2) Apron & Taxiway Revenues from
          AMC Charter Carriers                                             4,000
                                                                      ----------
  Net Apron & Taxiway Area Cost                                          354,378

Fixed Apron Fee (50%)                                                    177,189

Number of Preferentially Assigned Gates                                        8

                                                                      ----------
Fixed Apron Fee Rate (per gate per year)                                  22,149

Fixed Apron Fee Rate (per gate per month)                                  1,846
                                                                      ==========

Variable Apron Fee (50%)                                                 177,189

Takeoff Weights (1,000-pound units):
  Signatory Airlines                                                   1,500,000

Variable Apron Fee Rate (per 1,000 pounds)                            $     0.12
                                                                      ==========

                                                                      FY-97
                                                                     BUDGET
                                                                     ------
LANDING FEES
------------

Landing Fee Rate (per 1,000-pound unit of
  takeoff weight)                                                     $     0.20

Signatory Airline Takeoff Weight                                       1,500,000

                                                                      ----------
Signatory Airline Landing Fees                                           300,000
                                                                      ==========


MILITARY CHARTER FACILITIES REVENUE CREDIT

Terminal Building Area Cost                                           $7,711,012

Divided by Total Enclosed Building Area
  (square feet)                                                          278,162

Rate per square foot                                                       27.72

Military Charter Facilities Space                                         37,821

Military Charter Facilities Revenue Credit                            $1,048,398
                                                                      ==========

                                 EXHIBIT "E"
                       MAINTENANCE RESPONSIBILITY CHART
                              TERMINAL BUILDING
                       CHARLESTON INTERNATIONL AIRPORT


====================================================================================================================================
                                                                                            MECHANICAL/
                       PLUMBING                                                             ELECTRICAL
====================================================================================================================================
Sanitary Systems      Storm Sewer        Fixture Maintenance          HVAC System        Electrical System        Fixture Relamping
       -                   -                    -                          A                    A                        L
       -                   -                    -                          A                    A                        L
       -                   -                    -                          A                    A                        A
       A                   A                    L                          A                    A                        L
       -                   -                    -                          A                    A                        A
       A                   A                    L                          A                    A                        L
       -                   -                    -                          A                    A                        L
       -                   -                    -                          A                    A                        L
       -                   -                    -                          A                    A                        A
       -                   -                    -                          A                    A                        A
       -                   -                    -                          A                    A                        A

       -                   -                    -                          -                    A                        A
       -                   -                    -                          -                    A                        A

====================================================================================================================================
              EQUIPMENT                                                                  PAVEMENT
====================================================================================================================================
Tenant Equipment     Authority Equipment         Snow and Ice Removal    Grease/Oil Removal    Maintenance and Repair    Striping
      L                      A                                -                  -                        -                  -
      L                      A                                -                  -                        -                  -
      -                      A                                -                  -                        -                  -
      L                      A                                -                  -                        -                  -

      L                      A                                -                  -                        -                  -
      L                      A                                -                  -                        -                  -
      L                      A                                -                  -                        -                  -
      L                      A                                -                  -                        -                  -
      -                      A                                -                  -                        -                  -
      -                      A                                -                  -                        -                  -
      -                      A                                -                  -                        -                  -

      L                      -                                L                  L                        A                  L
      L                      A                                -                  -                        A                  -

====================================================================================================================================
                                                             JANITORIAL
====================================================================================================================================
Interior Cleaning    Interior Window Washing     Exterior Window Washing    Garbarge to Central Location    Exterior Cleaning
       L                      L                          A                               L                         A
       L                      L                          A                               L                         A
       A                      -                          A                               A                         A
       L                      L                          A                               L                         A

       A                      A                          A                               A                         A
       L                      L                          A                               L                         A
       L                      L                          A                               L                         A
       L                      L                          A                               L                         A
       A                      A                          A                               A                         A
       A                      A                          A                               A                         A
       A                      A                          -                               A                         -

       -                      -                          -                               -                         L
       A                      A                          A                               A                         A